UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☑                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Impact Shares Trust I

(Names of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

IMPACT SHARES TRUST I

5950 Berkshire Lane

Suite 1420

Dallas, Texas 75225

June [  ], 2023

Dear Shareholder:

I am writing to inform you of an upcoming Special Meeting of Fund Shareholders (the “Meeting”). The Meeting is scheduled to be held at 10:00 a.m. Central Time on August 1, 2023, at the offices of Impact Shares Corp located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225.

At the Meeting, shareholders of record of Impact Shares NAACP Minority Empowerment ETF (the “NAACP Fund”) and Impact Shares YWCA Women’s Empowerment ETF (the “YWCA Fund”) will be asked to vote for the following proposals:

(1)	approve a new investment advisory agreement between the Impact Shares Trust (the “Trust”) and Toroso Investments, LLC (“Toroso”), on behalf of each of the NAACP Fund and the YWCA Fund;

Under this proposal, the NAACP Fund’s unitary management fee rate will be increased from 0.49% to 0.75% of the NAACP’s average daily net assets (the NAACP Fund’s original unitary management fee rate was 0.75% of the NAACP’s average managed net assets). The unitary management fee level for the YWCA Fund will remain unchanged at 0.75% of the YWCA Fund’s average daily net assets.

(2)	approve an amendment to the Amended and Restated Investment Advisory Agreement between the Trust and Impact Shares Corp (“ISC”), on behalf of the NAACP Fund and the YWCA Fund;

ISC is currently the investment adviser to the NAACP Fund and the YWCA Fund. Under this proposal, ISC would become a sub-adviser to each Fund and Toroso would be added as a party.

Implementation of the ISC Advisory Amendment for each Fund is dependent upon approval of the Toroso Advisory Agreement for that Fund.

In addition, all shareholders of record of the Trust (i.e., shareholders of the NAACP Fund, the YWCA Fund, and the Impact Shares Affordable Housing MBS ETF (each, a “Fund”)) will be asked to vote at the Meeting for the following proposals:

(3) elect four new members to the Board of Trustees; and

(4) To transact such other business, if any, as may properly come before the Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote FOR each proposal for which you are eligible to vote, including FOR each Trustee nominee.

Enclosed are a notice of the Meeting and a proxy statement that includes detailed information about each proposal. If you have received this mailing, you are a Fund shareholder of record as of the close of business on June 23, 2023, and you are entitled to vote at the Meeting, and any adjournment of the Meeting.

Your vote is very important to us regardless of the number of shares you own. You can vote any one of these four ways:

●	By mail with the enclosed proxy card—be sure to sign, date and return it in the enclosed postage-paid envelope;

●	Through the website listed on the proxy voting instructions enclosed;

●	By telephone using the toll-free number listed in the proxy voting instructions; or
●	In person at the shareholder meeting on August 1, 2023 at 10:00 a.m. CT.

In order to avoid the added cost of follow-up solicitations and possible adjournments, please read the enclosed proxy statement carefully and vote your shares today. You are encouraged to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. You can also vote your shares by attending the Meeting in person. If your Fund shares are held in “street name” by your broker dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person.

If we do not receive your vote promptly, you may be contacted by a Fund representative, who will remind you to vote your shares.

Thank you for your attention and consideration of this important matter and for your investment in the Funds. If you have questions, please call [xxx-xxx-xxxx] for additional information.

Sincerely,

[insert signature]

Ethan Powell

President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPACT SHARES TRUST I

5950 Berkshire Lane

Suite 1420

Dallas, Texas 75225

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 1, 2023

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each series (“Fund”) of Impact Shares Trust I (the “Trust”), will be held at 10:00 a.m. Central Time on August 1, 2023, at the offices of Impact Shares Corp, located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225.

At the Meeting, shareholders of record of each of the Impact Shares NAACP Minority Empowerment ETF (the “NAACP Fund”) and Impact Shares YWCA Women’s Empowerment ETF (the “YWCA Fund”) will be asked to vote on the following proposals with respect to each Fund in which they own shares:

(1)	approve a new investment advisory agreement between the Trust and Toroso Investments, LLC (“Toroso”), on behalf of each of the NAACP Fund and the YWCA Fund; and

Under this proposal, the NAACP Fund’s unitary management fee rate level will be increased from 0.49% to 0.75% of the NAACP Fund’s average daily net assets (the NAACP Fund’s original unitary management fee rate was 0.75% of the NAACP’s average managed net assets). The unitary management fee level for the YWCA Fund will remain unchanged at 0.75% of the YWCA Fund’s average daily net assets.

(2) approve an amendment to the Amended and Restated Investment Advisory Agreement between the Trust and Impact Shares Corp (“ISC”), on behalf of each of the NAACP Fund and the YWCA Fund.

ISC is currently the investment adviser to the NAACP Fund and the YWCA Fund. Under this proposal, ISC would become a sub-adviser to each Fund and Toroso would be added as a party to the agreement.

In addition, all shareholders of the Trust (i.e., shareholders of the NAACP Fund, the YWCA Fund, and the Impact Shares Affordable Housing MBS ETF (each, a “Fund”)) will be asked to vote at the Meeting for the following proposals:

(3) elect the following four new members to the Board of Trustees

●	Mr. Guillermo Trias

●	Ms. Monica Byrd

●	Ms. Pamela Cytron

●	Mr. Lawrence Jules; and

(4) to transact such other business, if any, as may properly come before the Meeting.

After careful consideration, the Board of Trustees unanimously recommends that you vote “FOR” each of the proposals.

Shareholders of record of each Fund at the close of business on June 23, 2023 are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of each of the NAACP Fund and the YWCA Fund will vote separately from shareholders of the other Fund with respect to proposals one and two. Shareholders of all three Funds, however, will vote together as a group with respect to proposal three, the election of Mr. Trias, Ms. Byrd, Ms. Cytron, and Mr. Jules as Trustees.

All shareholders are cordially invited to attend the Meeting and vote in person. If your Fund shares are held in “street name” by your broker dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact your financial representative or the Trust at 844-448-3383 (844-GIVE-ETF).

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on August 1, 2023.

The proxy statement is available at https://proxyvotinginfo.com/p/impact2023.

By Order of the Board of Trustees,

[signature]

Ethan Powell
President

Dated: [ ], 2023

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matters that require your vote as a shareholder of one or more series of Impact Shares Trust I (the “Trust”).

If proposals one and two are approved, each of the Impact Shares NAACP Minority Empowerment ETF (the “NAACP Fund”) and the Impact Shares YWCA Women’s Empowerment ETF (the “YWCA Fund”) will be managed by Toroso Investments, LLC (“Toroso”) and sub-advised by Impact Shares Corp (“ISC”), whereas the Funds are currently managed by ISC. Although a different advisory structure will be used as described in greater detail herein, Toroso and ISC will manage the Funds in accordance with the same investment objectives, investment strategies, policies, and risks as the Funds immediately prior to the transition.

The transition will allow ISC and its affiliates to focus on the day-to-day portfolio management of the NAACP Fund and the YWCA Fund as sub-adviser. Toroso is an ETF adviser managing [ ] ETFs (excluding the NAACP Fund and the YWCA Fund) with over $[   ] in assets under management as of [     ]. As adviser, Toroso will oversee the management and business affairs of each of the NAACP Fund and the YWCA Fund.

ISC recommended to the Board of Trustees of the Trust (the “Board”) that it approve the matters related to the transition because of its desire to fully focus on portfolio construction while enabling the Funds to benefit from the experience and resources of Toroso in the management of ETFs.

In contrast, the Impact Shares Affordable Housing MBS ETF (the “Affordable Housing Fund”) will continue to be managed by ISC. However, it is anticipated that shareholders of the Affordable Housing Fund will be asked to reorganize that Fund into a new series of another trust. If so, Affordable Housing Fund shareholders will receive a separate prospectus/proxy statement for that proposal.

QUESTIONS AND ANSWERS

Q.	NAACP Fund & YWCA Fund Only - Why am I being asked to vote on a new advisory agreement and an amendment to the existing advisory agreement for the NAACP Fund and YWCA Fund?

A.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that investment advisory agreements be approved by a “vote of a majority of the outstanding voting securities of a fund.” The Board has approved, subject to shareholder approval, the appointment of Toroso as the investment adviser to each of the NAACP Fund and YWCA Fund pursuant to a new investment advisory agreement (the “Toroso Advisory Agreement”). The Board has also approved, subject to shareholder approval, an amendment to the Amended and Restated Investment Advisory Agreement dated July 2019 (the “ISC Advisory Amendment”) whereby ISC would no longer serve as adviser to each of the NAACP Fund and YWCA Fund and instead would serve as sub-adviser to each Fund. See Appendix A for a discussion of the Board’s considerations in approving the Toroso Advisory Agreement and ISC Advisory Amendment.

Toroso, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Toroso was founded in and has been managing investment companies since March 2012 and Toroso is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of [  ], Toroso had assets under management of approximately $[  ] billion and served as the investment adviser or sub-adviser for [  ] registered funds.

If approved, Toroso will assume responsibility for overseeing the management and business affairs of each of the NAACP Fund and YWCA Fund. Toroso will also be responsible for selecting brokers and placing the Funds’ trades. Toroso has sophisticated automated processes designed to effectively manage ETF portfolios, and Toroso has extensive brokerage coverage.

If the Toroso Advisory Agreement and the proposed amendment to the ISC Advisory Agreement are approved by shareholders of each of the NAACP Fund and YWCA Fund, Toroso will retain ISC to serve as sub-adviser to each such Fund pursuant to the amendment to the ISC Advisory Amendment.

Implementation of the ISC Advisory Amendment for each Fund is dependent upon approval of the Toroso Advisory Agreement for that Fund.

As a shareholder of the NAACP Fund and/or YWCA Fund, you are entitled to vote on the Toroso Advisory Agreement.

Q.	NAACP Fund & YWCA Fund Only - How will the Toroso Advisory Agreement affect the Management of the NAACP Fund and YWCA Fund?

A.

The Toroso Advisory Agreement should not materially affect the management of the NAACP Fund or YWCA Fund. Importantly, each Fund’s investment objective, principal investment strategies, and principal risks will not change. In addition, under the ISC Advisory Amendment, Toroso will delegate to ISC the responsibility to continue the day-to-day portfolio management of each of the NAACP Fund and YWCA Fund.

The new advisory/sub-advisory structure will enable ISC to more effectively focus on the portfolio management of the NAACP Fund and YWCA Fund. Toroso and ISC have each assured the Board that there will be no detrimental change in the nature or quality of the investment advisory services provided to either Fund.

Mr. Ethan Powell, portfolio manager for ISC, will continue to serve as portfolio manager of each of NAACP Fund and YWCA Fund. In addition, Ms. Qiao Duan and Mr. Charles Ragauss will become new portfolio managers and will be primarily responsible for trading the Funds’ securities.

Q.	NAACP Fund & YWCA Fund Only - How will oversight of the adviser and sub-adviser change?

A.	If proposals one and two are approved, the management responsibility of the portfolios of each of the NAACP Fund and YWCA Fund will shift from (a) ISC alone, to (b) Toroso, the investment adviser of each of the NAACP Fund and the YWCA Fund, and ISC, as sub-adviser to each Fund.

Toroso will also assume oversight responsibilities of ISC. In turn, both Toroso and ISC will be subject to the oversight of the Board of Trustees.

Q.	NAACP Fund & YWCA Fund Only - Will the management fee levels change?

A.	Yes, for the NAACP Fund. Toroso and ISC are proposing that the NAACP Fund’s unitary management fee be increased from 0.49% to 0.75% of the Fund’s average daily net assets (the Fund’s original management fee rate). ISC reduced the Fund’s unitary management fee, in 2021. Toroso and ISC are proposing that the fee be reset to its original level.

No, for YWCA Fund. Its unitary management fee of 0.75% of the Fund’s average daily net assets will remain unchanged.

In addition, the terminology used for the management fees differs slightly, but that difference will have no effect on either Fund’s fee level. The Funds’ original fee rates were based on “managed assets” and the new rates are based on “net assets.” Because the Funds are unleveraged – the rates are identical.

Q.	NAACP Fund Only - Why is the management fee being changed?

A.	Since the NAACP Fund commenced operations, ISC has been committed to providing high-quality investment management services at a low cost to shareholders. In July 2021, ISC proposed, and the Board approved, a reduction in the Fund’s unitary management fee rate from 0.75% to 0.49% of the Fund’s average daily managed assets.

However, it has become clear the reduction in the Fund’s unitary management fee rate was too aggressive. The Fund’s current fee rate is set too low to enable ISC to cover the costs of providing services to the Fund. As a result, ISC has incurred losses in its provision of services to the Fund. Despite these losses, ISC has not previously sought approval of a management fee increase. Toroso and ISC have determined that this situation cannot be sustained, particularly in light of continued escalating costs related to increased compliance, regulatory and reporting requirements, as well as intensified competition for investment management talent.

The proposed Toroso Advisory Agreement is designed to provide a sustainable fee structure for the NAAACP Fund. In addition, the proposed fee rate increase would facilitate the ability of Toroso and ISC to enhance their respective investment processes and personnel as needed in a competitive environment.

Q.	NAACP Fund Only - How will the Fund’s total expenses compare to those of other ETFs?

A.	Even after adopting the higher fee rate, the NAACP Fund’s unitary management fee would remain competitive with other similar ETFs.

Q.	NAACP Fund & YWCA Fund Only - What will happen if a Fund’s shareholders do not approve the Toroso Advisory Agreement?

A.	If shareholders do not approve the Toroso Advisory Agreement for a Fund, ISC (the current investment adviser) has informed the Board that it may no longer be prepared to continue to provide services to that Fund. It may then be necessary for the Board to consider alternative options, including liquidating the Fund. If the shareholders of one Fund approves the Toroso Advisory Agreement for that Fund, but the shareholders of the other Fund do not, the approving Fund will implement the Toroso Advisory Agreement, while ISC and the Board will consider the future of the non-approving Fund.

Q.	NAACP Fund & YWCA Fund Only - How will shareholders be affected if a Fund is liquidated?

A.	Liquidating a Fund could result in the sale of some portfolio holdings at disadvantageous prices. Additionally, liquidation could result in forcing shareholders to make otherwise unplanned investment reallocations. The Board of Trustees believes that approval of the Toroso Advisory Agreement for each Fund is likely to be a better outcome for shareholders than liquidating the Fund.

Q.	NAACP Fund & YWCA Fund Only - Why am I being asked to vote on the ISC Advisory Amendment for the Funds?

A.

As discussed above, the 1940 Act requires that advisory agreements be approved by a “vote of a majority of the outstanding voting securities of a fund.” This requirement also extends to material amendments to existing investment advisory agreements. ISC has recommended to the Board that the Trust engage Toroso as investment adviser to benefit from Toroso’s extensive investment management experience as an investment adviser to ETFs that delegates portfolio selection responsibilities to investment sub-advisers. In addition, ISC believes that Toroso’s financial resources are more sustainable to provide advisory services to the Funds.

Pursuant to the ISC Advisory Amendment, ISC would retain the responsibility for the day-to-day portfolio management of each Fund as sub-adviser. Implementation of the ISC Advisory Amendment for each Fund is dependent upon approval of the Toroso Advisory Agreement for that Fund.

Implementation of the ISC Advisory Amendment for each Fund is dependent upon approval of the Toroso Advisory Agreement for that Fund.

As a shareholder of the Funds, you are entitled to vote on the ISC Advisory Amendment.

Q.	NAACP Fund & YWCA Fund Only - How will the ISC Advisory Amendment affect me as a shareholder?

A.

The ISC Advisory Amendment should not affect you as a shareholder. The engagement of ISC as sub-adviser will enable ISC to more effectively focus on managing the Funds’ portfolios and oversee the relationships with existing and new impact partners (i.e., the non-profit organizations that have an economic and branding interest in the Funds). With the exception of Toroso’s assumption of trading responsibilities, ISC has assured the Board that there will be no change in the nature or quality of its investment advisory services provided to each Fund.

Also, while Ms. Qiao Duan and Mr. Charles Ragauss will become new portfolio managers to each of the NAACP Fund & YWCA Fund, Mr. Ethan Powell will continue to serve as portfolio managers of the Funds.

Q.	NAACP Fund & YWCA Fund Only - What happens if the ISC Advisory Amendment is not approved?
A.

If the ISC Advisory Amendment is not approved by Fund shareholders, the Board will consider what further action is in the best interests of the Funds and their shareholders, including potentially resubmitting the ISC Advisory Amendment to shareholders for approval, allowing Toroso to manage the Fund without a subadviser, or liquidating the Fund.

Q.	NAACP Fund & YWCA Fund Only - When will the proposed advisory and sub-advisory changes take effect?

A.	If approved by shareholders, the Toroso Advisory Agreement and new ISC Advisory Amendment would be implemented for each of the NAACP Fund and YWCA Fund on or about August 1, 2023.

Q.	All Funds - Why is the Board composition changing?
A.

The Trust’s Board is currently comprised of three Trustees, one interested trustee and two independent trustees. In light of the Board’s approval for Toroso to become the Funds’ investment adviser, the Board has determined that it was appropriate to seek shareholder approval for a new slate of Trustees. Mr. Ethan Powell, the Chairman of the Board and an interested Trustee will remain on the Board in the same capacity.

In particular, shareholders are being asked to vote on four (4) Trustee nominees, one of which would be interested, and three independent Trustees. If each of the nominees is approved, the Board will consist of five Trustees (two interested and three independent).

Q.	All Funds - Why am I being asked to vote to elect new Trustees?
A.

The 1940 Act generally requires shareholder approval of registered investment company directors when the proposed new directors would represent a majority of the directors.

Information about the trustee nominees, including age, principal occupations during the past five years, and other information, such as his/her experience, qualifications, attributes, or skills, is set forth in this Proxy Statement.

Q.	All Funds - Who is being nominated to serve as Trustees?
A.

The nominees for election to serve as members of the Board (each, a “Nominee”) are Mr. Guillermo Trias, Ms. Monica Byrd, Ms. Pamela Cytron, and Mr. Lawrence Jules. Each would be a new member of the Board. The Board has reviewed the qualifications and backgrounds of the Nominees recommends that shareholders elect the Nominees.

Q.	All Funds - What role does the Board play? Would each of the Nominees be “independent” trustees on the Board?
A.	Board members oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds. Board members represent the Shareholders and have an obligation to serve the Shareholders’ best interests. Each of the Nominees (other than Mr. Trias) is “independent,” meaning the Nominees will not be “interested persons,” as defined in the 1940 Act, of the Funds.

Q.	NAACP Fund & YWCA Fund Only - How do the Trustees suggest that I vote?

A.	After careful consideration, the Board unanimously approved the Toroso Advisory Agreement and ISC Advisory Amendment for each of the NAACP Fund and the YWCA Fund at a meeting held on June 12, 2023, and recommends that you vote “FOR” the approval of the Toroso Advisory Agreement and ISC Advisory Amendment. Please see “Board Considerations in Approving the Toroso Advisory Agreement and ISC Advisory Amendment” for more information.

Q.	All Funds - How do the Trustees suggest that I vote?

A.

After careful consideration, the Board unanimously approved each of the Nominees for election as Trustees of the Trust at a meeting held on June 12, 2023, and now recommends that you vote “FOR” the approval of each Nominee’s election.

Q.	All Funds - Will my vote make a difference?

A.	Yes. Every vote is important, and we encourage all shareholders to participate in the governance of the Funds no matter how many shares they own. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations.

Q.	All Funds - How do I place my vote?

A.	You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. Please follow the enclosed instructions to utilize any of these voting methods.

Q.	All Funds - Whom do I call if I have questions?

A.	If you need additional voting information, please call [xxx.xxx.xxxx].

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPACT SHARES TRUST I

5950 Berkshire Lane

Suite 1420

Dallas, Texas 75225

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 1, 2023

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Impact Shares Trust I (the “Trust”) for use at the Special Meeting of Shareholders of each series of the Trust (each, a “Fund” and together, the “Funds”) to be held at 10:00 a.m. Central Time on August 1, 2023, at the offices of Impact Shares Corp, located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of each Fund for the proposals listed below:

(1)	approve a new investment advisory agreement between the Trust and Toroso Investments, LLC (“Toroso”)(the “Toroso Advisory Agreement”), on behalf of the Impact Shares NAACP Minority Empowerment ETF (the “NAACP Fund”) and Impact Shares YWCA Women’s Empowerment ETF (the “YWCA Fund”);

Under this proposal, the NAACP Fund’s unitary management fee rate level will be increased from 0.49% to 0.75% of the NAACP Fund’s average daily net assets (the NAACP Fund’s original unitary management fee rate was 0.75% of the NAACP’s average managed net assets). The unitary management fee level for the YWCA Fund will remain unchanged at 0.75% of the YWCA Fund’s average daily net assets.

(2) approve an amendment to the amended and restated investment advisory agreement between the Trust and Impact Shares Corp (“ISC”) with respect to each Fund (the “ISC Advisory Amendment”);

ISC is currently the investment adviser to the NAACP Fund and the YWCA Fund. Under this proposal, ISC would become a sub-adviser to each Fund and Toroso would be added as a party to the agreement.

(3) elect four new members to the Board of Trustees; and

(4) To transact such other business, if any, as may properly come before the Meeting.

Implementation of the ISC Advisory Amendment for each Fund is dependent upon approval of the Toroso Advisory Agreement for that Fund.

Shareholders of record of the Fund at the close of business on June 23, 2023 (the “Record Date”) are entitled to vote at the Meeting. The Board unanimously recommends that shareholders vote “FOR” each proposal, including FOR each of the trustee nominees. Shareholders of each Fund will vote:

●	separately from shareholders of the other Fund with respect to Proposal 1 (the Toroso Advisory Agreement) and Proposal 2 (the ISC Advisory Amendment); and

●	together as a group with respect to Proposal 3, the election of each of Mr. Guillermo Trias, Ms. Monica Byrd, Ms. Pamela Cytron, and Mr. Lawrence Jules as Trustees.

This proxy statement and the accompanying notice and proxy card are being mailed to Fund shareholders on or about [ ], 2023.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact your financial representative or the Trust at 844-448-3383 (844-GIVE-ETF) .

Table of Contents

•	Proposal 1: Approval of Investment Advisory Agreement – NAACP Fund and YWCA Fund Only
•	Proposal 2: Approval of ISC Advisory Amendment – NAACP Fund and YWCA Fund Only
o	Introduction	18
o	Required Vote	18
o	Description of Material Terms of the ISC Advisory Amendment	18
o	Information about Impact Shares Corp	19
o	Fund Sponsorship Arrangement	19
o	Board Considerations in Approving the ISC Advisory Amendment	19
•	Proposal 3: Election of Trustees – All Funds
•	Additional Information
•	Appendix A: Board Considerations in Approving the Toroso Advisory Agreement	32
•	Appendix B: Form of Toroso Investment Advisory Agreement	34
•	Appendix C: First Amendment to Amended and Restated Investment Advisory Agreement	45
•	Appendix D: Impact Shares Trust I Governance Committee Charter	58
•	Appendix E: Outstanding Shares	62
•	Appendix F: Beneficial Owner of 5% or More of Each Fund	63

PROPOSAL 1: APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

NAACP Fund and YWCA Fund Only

Introduction

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each written contract via which an investment adviser to an investment company (e.g., a fund) be approved by the vote of a majority of the outstanding voting securities of that fund, in order for the investment adviser to provide advisory services to that fund. Accordingly, at a meeting held on June 12, 2023, the Board, including all of the Independent Trustees, approved the proposed investment advisory agreement between the Trust, on behalf of each of the NAACP Fund and the YWCA Fund and Toroso that will take effect upon its approval by Fund shareholders. Together, the NAACP Fund and the YWCA Fund may be referred to in this document as the “Equity Funds.”

Toroso will assume responsibility for overseeing the management and business affairs of the Equity Funds. In addition, Toroso will place securities (and financial instrument) trades on behalf of the Equity Funds and select the broker-dealers to effect those trades. Toroso has extensive experience in providing such trading services. In addition, Toroso will be responsible for oversight of ISC. Likewise, Toroso has extensive experience in the oversight of investment sub-advisers.

Toroso will delegate to ISC the authority to make the decisions to purchase and sell securities in accordance with each Equity Fund’s investment objective, policies, and restrictions.

As a whole, ISC and Toroso have assured the Board that there will be no negative change in the nature or quality of the investment advisory services provided to each Equity Fund.

Mr. Ethan Powell, portfolio manager for ISC, will continue to serve as portfolio manager of the Equity Funds. In addition, Ms. Qiao Duan and Mr. Charles Ragauss will become new portfolio managers and will be primarily responsible for trading the Equity Funds’ securities.

Required Vote

Approval of the Toroso Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Equity Fund when a quorum is present. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of an Equity Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities. If the Toroso Advisory Agreement is approved by an Equity Fund’s shareholders, the Toroso Advisory Agreement, with respect to such Equity Fund, is expected to become effective on the date of the Meeting.

Description of Material Terms of the Toroso Advisory Agreement

Duration and Termination. The Toroso Advisory Agreement will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the Toroso Advisory Agreement from year to year is subject to annual approval by the Board, including a majority of the Independent Trustees. The Toroso Advisory Agreement may be terminated at any time, without the payment of any penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of such Fund, on 60 days’ written notice to Toroso, or (iii) by Toroso, on 60 days’ written notice to the Trust.

Advisory Services. Subject to the terms of the Toroso Advisory Agreement, Toroso will assume responsibility for overseeing the management and business affairs of the Equity Funds. Toroso will place securities (and financial instrument) trades on behalf of the Equity Funds and select the broker-dealers to effect those trades. Toroso has extensive experience in providing such trading services. In addition, Toroso will be responsible for oversight of ISC. Likewise, Toroso has extensive experience in the oversight of investment sub-advisers.

Advisory Fees. The unitary management fee level for the YWCA Fund will remain unchanged. The unitary management fee level for NAACP Fund will increase from 49 basis points to 75 basis points of the NAACP Fund’s average daily managed assets (its original fee level). Under a unitary management fee structure, the investment adviser bears all expenses of a fund (including transfer agency, custody, fund administration, legal, audit and other services) with limited exceptions as set forth in the advisory agreement. Under the proposed Toroso Advisory Agreement the following exceptions apply: excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1under the 1940 Act, and litigation expenses, and other nonroutine or extraordinary expenses.

The current and proposed unitary management fees for each of the Funds are as follows:

Fund	Current Unitary Management Fee as a percentage of the Funds average daily managed assets	Proposed Unitary Management Fee as a percentage of the Funds average daily net assets
Impact Shares YWCA Women’s Empowerment ETF	0.75%	0.75%
Impact Shares NAACP Minority Empowerment ETF	0.49%	0.75%

The Toroso Advisory Agreement includes an increase the unitary management fee of the NAACP Fund to 75 bps (the Fund’s original level), which is the same level as YWCA Fund. Please see below for an explanation for the fee increase.

In addition, the terminology used for the management fees differs slightly, but that difference will have no effect on either Fund’s fee level. The Funds’ unitary fees were calculated based on “average daily managed assets,” which is defined as the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage). Under the Toroso Advisory Agreement, the fee rates will be calculated based on “average daily net assets,” which is defined as the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund. Because the Funds are unleveraged – the unitary fee calculations will produce identical results.

Why is Toroso Seeking to Increase the Fee Rate of the NAACP Fund?

Since the NAACP Fund was established in July 2018, ISC, the current investment adviser, has been committed to providing quality services to the Fund at a low cost to shareholders. To that end, in July 2021, ISC sought to reduce the NAACP Fund’s initial fee rate of 0.75% of the NAACP Fund’s average daily managed assets to its current fee rate of 0.49% of the NAACP Fund’s average daily managed assets.

However, it has become clear that the lower fee rate that ISC has been charging to the NAACP Fund has been too low to cover its increasing costs of providing services to the Fund, while sustaining the level and quality of service shareholders deserve.

Resetting the NAACP Fund’s fee level to the original fee level under the Toroso Advisory Agreement will enable Toroso and ISC to manage the Fund and to provide high-quality services to shareholders. Despite ongoing losses to ISC, ISC has not previously requested a fee rate increase. Since the NAACP Fund’s inception, it has become increasingly expensive to provide services to ETFs due to higher compliance and regulatory costs and intensified competition for talented portfolio managers and other key investment advisory and administrative personnel. With the proposed new advisory fee rates and expense structure, Toroso anticipates that it and ISC will be able to:

•       manage the investment portfolio of the NAACP Fund;

•       Retain and attract highly qualified professionals;

•       Take advantage of enhancements in investment processes and personnel as needed;

•       Offer a high level of service to the Fund.

Significantly, even with the proposed fee rate increase, the NAACP Fund’s total operating expenses would continue to be competitive with other similar ETFs. In particular, the new unitary fee rate and total operating expenses for the NAACP Fund would be the same as that of the YWCA Fund.

What will happen if NAACP Fund or YWCA Fund shareholders do not approve the Toroso Advisory Agreement?

If shareholders do not approve the Toroso Advisory Agreement for an Equity Fund, ISC (the current investment adviser) has informed the Board that it may no longer be prepared to continue to provide services to that Equity Fund. It may then be necessary for the Board to consider alternative options, including liquidating that Equity Fund. If the shareholders of one Equity Fund approve the Toroso Advisory Agreement, but the shareholders of other Equity Fund do not, the approving Equity Fund will implement the Toroso Advisory Agreement, while ISC and the Board will consider the future of the non-approving Equity Fund.

What are the proposed fees under the Toroso Advisory Agreement? How do they differ from the Current Agreement?

Both the current investment advisory agreement between the Trust and ISC (the “Current Agreement”) and the Toroso Advisory Agreement provide for payment by each Equity Fund to Toroso of a unitary management fee. Under the Current Agreement, the fee is calculated as a percentage of the average daily managed assets for the Fund over each month at the annual rates set forth in the table below. Under the Toroso Advisory Agreement, the fee is calculated as a percentage of the average daily net assets for the Fund over each month at the annual rates set forth in the table below:

Equity Fund	Current Agreement*	New Advisory Agreement
Impact Shares YWCA Women’s Empowerment ETF	0.75%	0.75%
Impact Shares NAACP Minority Empowerment ETF	0.49%	0.75%

* The Current Agreement is with ISC as investment adviser. Under the new Toroso Advisory Agreement, Toroso would serve as investment adviser to the Equity Funds.

In addition, the terminology used for the management fees differs slightly, but that difference will have no effect on either Fund’s fee level. The Funds’ unitary fees were calculated based on “average daily managed assets,” which is defined as the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage). Under the Toroso Advisory Agreement, the fee rates will be calculated based on “average daily net assets,” which is defined as the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund. Because the Funds are unleveraged – the unitary fee calculations will produce identical results.

During the fiscal year ended June 30, 2022, the Equity Funds did not pay any brokerage commissions to an affiliated broker/dealer.

The table below shows the amount of fees paid under the Current Agreement during the year ended December 31, 2022 on a per-Fund basis.

Equity Fund	Fees Paid Under Current Advisory Agreement
Impact Shares YWCA Women’s Empowerment ETF	$250,420.03
Impact Shares NAACP Minority Empowerment ETF	$186,186.84

For the NAACP Fund, the following table also shows the amounts that would have been paid during the same period under the New Advisory Agreement if it had been in effect (“Pro Forma”), and the percentage increase that the Pro Forma fees represent.

Equity Fund	Fee Paid Under Current Advisory Agreement	Pro Forma	% Increase
Impact Shares NAACP Minority Empowerment ETF	$186,186.84	$284,982.57	65.33%

While the new unitary management fee for the NAACP Fund would represent an increase in advisory fee revenue, the Fund’s advisory fee rates would remain competitive with those of other similar ETFs. In particular, the new fee rate and total operating expenses for the NAACP Fund would be the same as that for the YWCA Fund.

For the NAACP Fund, the following example indicates the expenses you would pay under the current and proposed fee rates, assuming an initial investment of $10,000, a 5% total annual return each year, and redemption at the end of each period. Your actual cost may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Current Fee (0.49%)	$50	$157	$274	$616
Proposed Fee (0.75%)	$77	$240	$417	$930

Brokerage Policies. The Toroso Advisory Agreement authorizes Toroso to select the broker-dealers that will execute the purchases and sales of securities of each Equity Fund. The Toroso Advisory Agreement directs Toroso to attempt to obtain the best net result in terms of price and execution; provided that, consistent with Section 28(e) of the Securities and Exchange Act of 1934, Toroso may allocate brokerage on behalf of an Equity Fund to broker-dealers who provide research, analysis, advice and similar services. Further, under the Toroso Advisory Agreement, Toroso may cause an Equity Fund to pay to any broker-dealer who provides such services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction, subject to Toroso’s compliance with Section 28(e).

For each Equity Fund’s most recently completed fiscal year or fiscal period, no Equity Fund paid commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, Toroso, ISC, or affiliated persons of such persons.

Other Provisions.  The Toroso Advisory Agreement provides that Toroso shall exercise due care and diligence and use the same skill and care in providing its services as it uses in providing services to other investment companies, accounts and customers, but Toroso and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by Toroso in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

See Appendix B for a copy the form of Toroso Advisory Agreement.

Information about the Proposed Adviser

Toroso, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Toroso was founded in and has been managing investment companies since March 2012 and Toroso is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of [ ], 2023, Toroso had assets under management of approximately $[ ] billion and served as the investment adviser or sub-adviser for [ ] registered funds. Under the Toroso Advisory Agreement, Toroso will assume responsibility for overseeing the management and business affairs of the Funds. Toroso will place securities (and financial instrument) trades on behalf of the Funds and select the broker-dealers to effect those trades. Toroso has extensive experience in providing such trading services. In addition, Toroso will be responsible for oversight of ISC. Likewise, Toroso has extensive experience in the oversight of investment sub-advisers.

Portfolio Manager Information

Ethan Powell, Portfolio Manager for ISC

Mr. Powell has spent over two decades in financial services, primarily working with alternative fund strategies. Ethan incorporated Impact Shares Corp in 2014 and left his previous employer to focus on building and growing Impact Shares in 2016. Additionally, Ethan serves as the Chairman of the board for a $4 billion mutual fund complex and was a finalist for 2016 mutual fund director of the year. Mr. Powell is also a principal and Chief Investment Officer at Brookmont Capital Management LLC. Previously, Mr. Powell was the Chief of Product and Strategy at Highland Capital Management Fund Adviser, L.P. In this role he was responsible for evaluating and optimizing the registered product lineup offered by Highland. Mr. Powell also served as the portfolio manager of the Highland ETFs and worked with other portfolio managers and wholesalers on the appropriate positioning of these ETF strategies in the marketplace. Prior to joining Highland in April 2007, Mr. Powell spent most of his career with Ernst & Young LLP providing audit and merger and acquisition services. Mr. Powell received an MS in Management Information Systems and a BS in Accounting from Texas A&M University. Mr. Powell has earned the right to use the Chartered Financial Analyst designation and is a licensed Certified Public Accountant.

Qiao Duan, CFA, Portfolio Manager for the Adviser

Qiao Duan serves as Portfolio Manager at the Adviser, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser

Mr. Ragauss serves as Portfolio Manager of the Adviser, having joined the Adviser in September 2020. Mr. Ragauss previously served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P. from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

CFA® is a registered trademark owned by the CFA Institute.

Board Considerations in Approving the Toroso Advisory Agreement

See Appendix A for a discussion of the Board’s considerations in approving the Toroso Advisory Agreement and ISC Advisory Amendment.

The Board of Trustees unanimously recommends that Fund shareholders vote “FOR” Proposal 1.

PROPOSAL 2: APPROVAL OF ISC ADVISORY AMENDMENT

NAACP Fund and YWCA Fund Only

Introduction

Section 15(a) of the 1940 Act requires that each written contract via which an investment adviser (or an investment sub-adviser) to an investment company (e.g., an Equity Fund) be approved by the vote of a majority of the outstanding voting securities of that fund, in order for the investment adviser (or investment sub-adviser) to provide advisory services to that fund. Accordingly, at a meeting held on June 12, 2023, the Board, including all of the Independent Trustees, approved the proposed amendment to the Amended and Restated Advisory Agreement (the “ISC Advisory Amendment”) between the Trust and ISC with respect to each of the NAACP Fund and the YWCA Fund that will take effect upon its approval by Fund shareholders.

The ISC Advisory Amendment will not affect you as a shareholder. ISC will remain responsible for making the decisions to purchase and sell securities in accordance with the Equity Funds’ objectives, policies, and restrictions. In addition, however, Toroso will be responsible for oversight of ISC.

As a whole, ISC and Toroso have assured the Board that there will be no adverse change in the nature or quality of the investment advisory services provided to each Equity Fund. Further, Mr. Ethan Powell will remain a portfolio manager of the Equity Funds.

Required Vote

Approval of the Toroso Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Equity Fund when a quorum is present. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of an Equity Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities. If the ISC Advisory Amendment is approved by a Fund’s shareholders, the ISC Advisory Amendment, with respect to such Equity Fund, is expected to become effective on the date of the Meeting. Approval of the ISC Advisory Amendment is dependent upon approval of the Toroso Advisory Agreement.

Description of Material Terms of the ISC Advisory Amendment

Duration and Termination. The ISC Advisory Amendment will remain in effect for an initial period of two years, unless sooner terminated. Thereafter, continuation of the ISC Advisory Amendment from year to year is subject to annual approval by the Board, including a majority of the Independent Trustees. The ISC Advisory Amendment may be terminated at any time, without the payment of any penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of such Equity Fund, on 60 days’ written notice to ISC, or (iii) by ISC, on 60 days’ written notice to Toroso.

Sub-Advisory Services. Subject to the terms of the ISC Advisory Amendment, ISC will select investments for the Equity Funds’ portfolios consistent with each Equity Fund’s investment objectives, policies, and restrictions. In addition, ISC will vote proxies for each of the Equity Funds.

Sub-Advisory Fees. For its sub-advisory services to each Equity Fund, ISC is entitled to receive a fee from Toroso, which fee is calculated daily and payable monthly, at an annual rate of 0.02% of the average daily net assets of the Fund. However, as Fund Sponsor, the Sub-Adviser may automatically waive all or a portion of its sub-advisory fee. See “Fund Sponsor” below for more information.

Brokerage Policies. Because Toroso will retain trading responsibilities under the ISC Advisory Amendment, the Board did not consider ISC’s brokerage policies.

Other Provisions.  The ISC Advisory Amendment provides that ISC shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but ISC and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Sub-Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

See Appendix C for a copy the ISC Advisory Amendment.

Information about Impact Shares Corp

ISC, located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, currently serves as the investment adviser to the Funds. Organized in February 2014, ISC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

As of June 8, 2023, ISC had approximately $[ ] in assets under management. ISC’s goal is to build a capital markets bridge between leading nonprofits, investors and corporate America to direct capital and social engagement on societal priorities. ISC is a tax-exempt organization under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”).

With respect to each of the Equity Funds (i.e., the NAACP Fund and the YWCA Fund), ISC intends to continue to make charitable contributions to an Equity ETF’s relevant Partner Nonprofit equal to the excess, if any, of ISC’s fees with respect to the relevant Equity ETF over ISC’s operating expenses and a reserve for working capital. ISC’s intent is to provide financial support to further the causes championed by each Partner Nonprofit. Due to the relatively small size of each Equity ETF, ISC’s fees with respect to each Equity ETF have not yet exceeded its related operating expenses. Accordingly, ISC has not yet made any charitable contributions from such fees. There can be no assurance that ISC’s fees with respect to an Equity ETF will exceed operating expenses in the future.

Fund Sponsorship Arrangement

Toroso has entered into a fund sponsorship agreement with ISC pursuant to which ISC is a sponsor to each Fund. Every month, unitary management fees for a Fund are calculated and paid to Toroso, and Toroso retains a portion of the unitary management fees from the Fund. After Toroso has recouped a certain level of costs, Toroso has agreed to pay ISC a portion of any remaining profits generated by the unitary management fee.

If the amount of the unitary management fees for a Fund exceeds the combination of: (i) the Fund’s operating expenses (including the sub-advisory fee payable to ISC under the ISC Advisory Amendment) and (ii) the Toroso-retained amount; that excess amount is considered “remaining profit.” In that case, once Toroso has recovered a certain level of costs Toroso will pay a portion of the remaining profits to ISC. During months when the funds generated by the unitary management fee are insufficient to cover the entire sub-advisory fee, that fee is automatically waived.

Board Considerations in Approving the ISC Advisory Amendment

See Appendix A for a discussion of the Board’s considerations in approving the Toroso Advisory Agreement and ISC Advisory Amendment.

The Board of Trustees unanimously recommends that Equity Fund shareholders vote “FOR” Proposal 2.

PROPOSAL 3: ELECTION OF TRUSTEES

All Funds

Background

The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the investment adviser, sub-adviser, and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The current Board consists of three Trustees, two of whom are Independent Trustees. The remaining Trustee, Mr. Powell, is an “interested person” of the Trust (an “Interested Trustee”) as defined in the 1940 Act, because of his current affiliation with Impact Shares Corp, the Funds’ current investment adviser, ISC. Mr. Powell also serves as Chairman of the Board.

However, as noted above, in light of Toroso’s proposed role as investment adviser to each the Equity Funds, the Board has concluded that it was appropriate for the Trust to have a new slate of Trustees. Mr. Powell will remain an interested Trustee and Chairman of the Board. The Board proposes that shareholders of the Trust elect the following persons (the “Nominees”) to the Board:

Mr. Guillermo Trias – Interested Trustee Nominee

Ms. Monica Byrd – Independent Trustee Nominee

Ms. Pamela Cytron – Independent Trustee Nominee

Mr. Lawrence Jules – Independent Trustee Nominee

A description of each Nominee’s background and qualifications is included below.

Voting

Shareholders of record of each Fund will vote together as a single class with respect to the election of the Nominees. If elected, each Nominee will serve in accordance with the Trust Instrument and Bylaws of the Trust.

Each Nominee has indicated that he/she is able and willing to continue to serve as Trustee if elected. If for any reason a particular Nominee becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board, unless a shareholder instructs otherwise.

If Fund shareholders do not elect a sufficient number of Nominees to enable the Trust’s Board to be compliant with applicable legal requirements, the current Trustees of the Trust would continue serving on the Trust’s Board.

Required Vote

The affirmative vote of a plurality of all outstanding shares of the Trust voting together, and not by separate Fund, at the Meeting is required for the election of each Nominee.

Information Regarding the Nominees and the Trust’s Other Trustees and Officers

The Nominees

The following table contains each Nominee’s name and birth year, positions and length of service with the Trust, if applicable, principal occupation held during the past five years, any other directorships held by the Nominee, and the number of Funds overseen by the Nominee. Unless noted otherwise, the address for each Nominee is: c/o Impact Shares Corp, 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Ethan Powell (1975)	Interested Trustee; Chairman of the Board since May 2016	Principal and CIO of Brookmont Capital; President and Founder of Impact Shares LLC (“Impact Shares”) since December 2015; Trustee of the Highland and Nexpoint Fund Complex from June 2012; and Independent director of Kelly Strategic ETF Trust.	3	Serves as Independent Chairman of the Board of the Highland and Nexpoint Fund Complex (collectively, 25 funds) and Independent director of Kelly Strategic ETF Trust
Guillermo Trias (1976)	Interested Trustee Nominee	Co-Founder & CEO of the Tidal Financial Group of companies since 2016.	NA	Manager (director) of Toroso Investments, LLC
Monica H. Byrd (1979)	Independent Trustee Nominee	Chief Financial Officer of LFO Management, LLC since 2019; Chief Financial Officer of Glencoe Capital/Stockwell Capital 2018-2019; Vice President Finance of Glencoe Capital/Stockwell Capital since 2016-2018.	NA	NA
Pamela Cytron (1966)	Independent Trustee Nominee	CEO & Founder, Pendo Systems, Inc. (through July 2020). President - The Founder’s Arena (January 2023 – Present) RegAlytics (4/2021 – December 2022): Non-executive Board advisor.	NA	Serves on the Boards of First Rate Inc. (1/2015-Present); First Rate Ventures (1/2022 – Present); Privacy Lock (October 2022 – Present) (nonexecutive Board role); and World Technology Partners (April 2022 – Present) (Vice President). Served on the Board of Global Recovery Initiatives Foundation (September 2011-April 2022)(Chairman).
Lawrence Jules (1968)	Independent Trustee Nominee	Vice President and Head Trader at 3Edge Asset Management LLC since January 2022; and Director and Head Trader at Charles Schwab Investment Management since August 2008 – December 2022.	NA	Serves as a director of the 600 Atlantic/Federal Reserve Bank of Boston Federal Credit Union.

 Remaining Trustees and Trust Officers

The following tables contain similar information about the remaining Trustees and Trust officers.

TRUSTEES

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Winston I. Lowe (2/5/1951)	Indefinite Term; Trustee since April 2018	Managing Partner, Lowe and Associates, LLC since March 2009	3	Significant business and legal experience as associate and managing partner at US- based law firm; significant leadership experience at law firm.
Kathleen Legg (11/9/1982)	Indefinite Term; Trustee since April 2018	Consultant, Global Ware Digital Company since November 2014; Independent Consultant from 2012 until 2014.		Significant experience running social media companies; Significant experience advising global nonprofits on social media engagement techniques and best practices.

OFFICERS

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ethan Powell (1975)	President and Treasurer	January 2018 – Present.	See above under “The Nominees”
Donald J. Guiney (1956)	Secretary, Chief Compliance Officer	January 2018 – Present.	Senior Counsel, Baker & McKenzie LLP (law firm) from 2013 to 2016); Partner, Freshfields Bruckhaus Deringer (law firm) from 1997 to 2013.
Marvin Owens (1963)	Chief Engagement Officer	November 2021 – Present.	Senior Director, National Economic Programs at the NAACP from 2016 to 2020; Independent consultant and lecturer from 2007 to 2015; Vice President, Economic Empowerment at the national Urban League from 2002 to 2006.
Ankit Puri (1984)	Assistant Chief Financial Officer and Assistant Principal Financial Officer	November 2021 – Present.	Director of Fund Accounting, SEI Investments Global Funds Services since July 2021; Associate Director, Fund Accounting Policy at Vanguard from September 2020 to June 2021; Senior manager at Ernst & Young LLP from October 2017 to August 2020.

The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Individual Trustee Qualifications

The Board has concluded that each of the Nominees should serve on the Board because of their abilities to review and understand information about the Trust and the Funds provided by management, to identify and request other information he may deem relevant to the performance of his duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds and their shareholders. The Board has determined that each Nominee on an individual basis and in combination with the other Nominees is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Nominee’s experience, qualifications, attributes and skills.

Generally, the Trust believes that the nominees are competent to serve because of each’s individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Board believes each nominee possesses experiences, qualifications, and skills valuable to the Funds. Each nominee has substantial business and/or academic experience, effective leadership skills and ability to critically review, evaluate and assess information.

Guillermo Trias – Interested Trustee Nominee

Mr. Trias is Co-Founder & CEO of the Tidal Financial Group of companies, an ETF investment platform facilitating the creation, operation, and growth of ETFs. Prior to Tidal, Mr. Trias led the strategy, sales and business development efforts at Global X Funds helping the company reach approx. $4 billion dollars in AUM before its successful sale in 2018 to an international Asset Manager. Previously, he was the founder and managing partner of two venture capital firms (MC Capital Advisors and GT Capital Advisors) dedicated to the incubation and growth of start-ups in the US and Latam. Prior to that, Mr. Trias was founder and CEO of a pioneer food distributor in the US (sold to a larger distributor in 2008). Mr. Trias began his career in M&A investment banking with Bankers Trust & Deutsche Bank in Europe.

He has a degree in Business Administration from CUNEF (top finance college in Spain) and holds an MBA from the Kellogg School of Management (Northwestern University) in Chicago, where he studied with a scholarship from Bankia (formerly Caja Madrid).

These experiences were favorable factors in determining that Mr. Trias should be elected to the Board.

Ms. Monica H. Byrd, CPA – Independent Trustee Nominee

Ms. Byrd is currently the Chief Financial Officer at Glencoe Capital/Stockwell Capital where she is responsible for financial, information technology, and compliance operations for the investment advisor and family office operations. She reports directly to the Chairman and ensure accurate financial and tax reporting/structuring of the entities’ funds, management companies, special-purpose and co-investment vehicles, and consolidated conglomerate (approximately 50 entities). Ms. Byrd joined Glencoe Capital/Stockwell Capital from The Warranty Group, where she responsible for the company’s budgeting and planning department and for the accurate financial reporting of the Asia Pacific and Latin America business segments to the Company’s corporate office. Previously, she worked at Ernst & Young LLP for over ten years.

Ms. Byrd has a Master’s of Business Administration with Concentration in Finance and Management & Strategy from Northwestern University’s Kellogg School of Management. She also has a Bachelor of Science in Accountancy, with Honors from the University of Illinois, Urbana-Champaign.

These experiences were favorable factors in determining that Ms. Byrd should be elected to the Board.

Ms. Pamela Cytron - Independent Trustee Nominee

Ms. Cytron has more than 30 years of financial services technology industry experience, including successfully growing companies from start-up to operational efficiency. Ms. Cytron founded Pendo Systems Inc., a global technology data company. She has held executive management roles at SunGard (FIS), DST (SS&C), BlackRock, Netik, and Princeton Financial (State Street). Ms. Cytron is a non-executive Board Member at First Rate Inc, First Rate Ventures, and Board Advisor to Privacy Lock and GoKnown, LLC. She is also Vice President of the Board of Directors for World Technology Partners (WTP). WPT is a non-profit committed to promoting technology worldwide by developing informational, programming, and educational resources for future generations.

Ms. Cytron pursued a Bachelor of Science in Economics with a focus on macroeconomics, microeconomics, econometrics, and financial economics from DePaul University in Chicago, IL.

These experiences were favorable factors in determining that Ms. Cytron should be elected to the Board.

Mr. Lawrence Jules – Independent Trustee Nominee

Mr. Lawrence Jules is currently a Vice President and Head Trader at 3Edge Asset Management LLC, overseeing all trading functions. He also serves on the firm's Investment Committee. Lawrence has over 25 years of hands-on investment management, research, and trading experience, including 20 years overseeing and implementing large portfolio rebalances. His background includes credit-market analysis and collaborating with investment research teams to analyze and develop new ETFs. Mr. Jules joined 3EDGE from Charles Schwab Investment Management, where he served for over 13 years, most recently as Director and Head Trader. Previously, he served as a Senior Analyst at the Federal Reserve Bank of Boston.

Mr. Jules has a Master of Arts in Government from Harvard University, an MBA with Honors from Solvay Business School, University of Brussels, and a bachelor’s degree in economics from Boston University. He also completed the Executive program at the Harvard Kennedy School of Government in Investment Decisions and Behavioral Finance.

Mr. Jules also for many years taught Macroeconomics, Microeconomics and Multinational Corporate Finance at Park University and at Southern University of New Hampshire. Mr. Jules is actively engaged in philanthropic efforts, and he is a member of the Finance Committee for Boston Foundation's Haiti Development Institute dedicated to the economic development of Haiti's rural sector and he serves as board member of the 600 Atlantic/Federal Reserve Bank of Boston Federal Credit Union in Boston.

These experiences were favorable factors in determining that Mr. Jules should be elected to the Board.

Equity Ownership of Trustees

None of the Nominees had any “beneficial ownership” of shares of the Funds or any other series of the Trust as of the end of the most recently completed calendar year. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

As of [ ], 2023, with the exception of Guillermo Trias, none of the other Nominees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

Board Structure and Responsibilities

Existing Board Structure. The current Board consists of three Trustees, two of whom are Independent Trustees. The remaining Trustee, Mr. Powell is an “interested person” of the Trust (an “Interested Trustee”). Mr. Powell also serves as Chairman of the Board.

Proposed Board Structure. If the Nominees are elected by shareholders, the new Board would consist of five Trustees, three of whom would not be considered an “interested person” of the Trust (each, an “Independent Trustee”). The remaining two Trustees, Mr. Powell and Mr. Trias, would each be an “interested person” of the Trust (each, an “Interested Trustee”). Mr. Powell would also continue to serve as Chairman of the Board.

Board Responsibilities. The Trustees will meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of which is a committee of the whole (except the Audit Committee, as set forth below) and each of whose meetings are chaired by an Independent Trustee. The Board has established an Audit Committee, a Governance Committee and a Compliance Committee, which are discussed in greater detail below. For the fiscal year ended June 30, 2022 the Audit Committee met four times and the Compliance Committee and Governance Committee have each met four times.

Audit Committee. The proposed members of the Audit Committee are each of the Independent Trustees (Ms. Monica Byrd, Ms. Pamela Cytron, and Mr. Lawrence Jules), each of whom is independent for purposes of the 1940 Act. The Audit Committee is responsible for approving the Trust’s independent accountants, reviewing with the Trust’s independent accountants the plans and results of the audit engagement and the adequacy of the Trust’s internal accounting controls, approving professional services provided by the Trust’s independent accountants. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The Audit Committee is also responsible for reviewing and overseeing the valuation of debt and equity securities that are not publicly traded or for which current market values are not readily available pursuant to policies and procedures adopted by the Board. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each proposed member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. It is anticipated that Ms. Byrd will act as the Chairman of the Audit Committee.

Governance Committee. The Trust’s Governance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Trust, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Trust, 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. It is anticipated that [ ] will serve as the Chairman of the Governance Committee.

Compliance Committee. The Compliance Committee’s function is to oversee and assist Board oversight of the Trust’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Trust and Impact Shares in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and Impact Shares. It is anticipated that [ ] will serve as the Chairman of the Compliance Committee.

The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features committees each made up of a majority of Independent Trustees. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the current Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee. The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations.

The Board considers characteristics such as: (i) the extent to which the work of the Board is conducted through the standing committees; and (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the investment adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the investment adviser and other service providers, including reports regarding the Funds’ investment portfolios, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust.

The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio manager of the Funds to receive reports regarding the management of the Funds, including its investment risks.

Compensation of Trustees

The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.

The Independent Trustees are paid an annual retainer of $20,000 payable in quarterly installments. The Trust’s officers and any interested Trustees receive no compensation directly from the Trust. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the Funds’ expenses, and Trustees are not entitled to benefits upon retirement from the Board.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the address specified above under “Trustees and Officers.”

The Board of Trustees unanimously recommends that Fund shareholders vote “FOR” Proposal 3.

ADDITIONAL INFORMATION

Record Date/Shareholders Entitled to Vote

Each Fund is a separate series of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of a Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to that Fund. In particular:

●	The record holders of outstanding shares of each of NAACP Fund and YWCA Fund are entitled to vote on Proposal 1 (the Toroso Advisory Agreement) and Proposal 2 (the ISC Advisory Amendment).

●	The record holders of outstanding shares of each Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on Proposal 3 (the Election of Mr. Guillermo Trias, Ms. Monica Byrd, Ms. Pamela Cytron, and Mr. Lawrence Jules as Trustees) and Proposal 4 (to transact such other business, if any, as may properly come before the Meeting).

Fund shareholders at the close of business on June 23, 2023, the Record Date, will be entitled to be present and vote at the Meeting. A table indicating the number of shares outstanding and entitled to vote on behalf of each Fund can be found in Appendix E.

Voting and Other Matters

You should read the entire Proxy Statement before voting. If you have any questions regarding the proxy statement, please call toll-free [xxx-xxx-xxxx]. If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or in person. Your vote is important no matter how many shares you own. At any time before the Meeting, you may revoke or change your vote by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the approval of the ISC Advisory Amendment and “FOR” the election of each of the Nominees as Trustees and may vote at their discretion with respect to other matters not now known to the Boards that may be presented at the Meeting. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Method and Cost of Proxy Solicitation

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services, and/or Morrow Sodali Fund Solutions LLC, a professional proxy solicitor (“Morrow”), that may be retained by the Trust for solicitation services for an estimated fee of $15,000, plus out-of-pocket expenses. Pursuant to this arrangement, Morrow has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the Proposals.

Payment of Proxy Expenses

Toroso will pay up to $50,000 of the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. Any expenses above such amount will be split between Toroso and ISC.

Quorum Required

A Fund must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter relating solely to that Fund. Under the Trust Instrument, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Fund or Trust (as applicable to each proposal) entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be counted as present for determining whether a quorum is present with respect to a particular matter; however, abstentions and broker non-votes will have the effect of a vote AGAINST Proposal 1 and Proposal 2 and any other matter that requires the affirmative vote of a Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on Proposal 3 or any other matter at the Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund or Trust (as applicable to each proposal) present at the Meeting in person or by proxy may adjourn the Meeting with respect to such proposal(s) to permit further solicitation of proxies.

Beneficial Ownership of Shares

To the knowledge of Trust management, as of the close of business on the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of the Record Date, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in Appendix F . Any shareholder listed in Appendix F as owning 25% or more of the outstanding shares of a Fund or Trust may be presumed to “control” (as that term is defined in the 1940 Act) the Funds or Trust, respectively. Shareholders controlling a Fund or the Trust could have the ability to vote a majority of the shares of a Fund or Trust on any matter requiring the approval of Fund or Trust shareholders, respectively. From time to time, the number of shares held in “street name” accounts of various securities brokers and dealers for the benefit of their clients may exceed 5% of the total shares outstanding of a Fund or a Trust.

Submission of Shareholder Proposals

The Trust Instrument and the Trust’s Bylaws do not provide for annual meetings of Fund shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of Fund shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Other Matters to Come Before the Meeting

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

Other Service Providers

ADMINISTRATOR

Under the current Administration Agreement with SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the “SEI”), SEI provides administration services to the Trust, as well as other services including fund accounting, shareholder services and a contact center. SEI receives a monthly administration fee from the ISC, calculated and assessed in arrears based on the aggregate net assets of the Trust.

If approved by the Board of Trustees, Tidal ETF Services LLC (“Tidal” or the “Administrator”), an affiliate of Toroso, the proposed investment adviser, will serve as the Funds’ administrator. Tidal is located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Pursuant to a Fund Administration Servicing Agreement between the Trust and Tidal, Tidal will provide the Trust with, or arrange for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of Tidal will serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, Tidal will coordinate the payment of Fund-related expenses, and Tidal will manage the Trust’s relationships with its various service providers. As compensation for the services it provides, Tidal will receive a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. Tidal will also be entitled to certain out-of-pocket expenses for the services mentioned above.

SUB-ADMINISTRATOR AND FUND ACCOUNTANT

If approved by the Board of Trustees, SEI will serve as the Funds’ sub-administrator and fund accountant.

If approved by the Board of Trustees, pursuant to a Fund Sub-Administration Servicing Agreement between Tidal and SEI, and a Fund Accounting Servicing Agreement between the Trust and SEI, SEI will provide the Trust with administrative and management services (other than investment advisory services), accounting services, including portfolio accounting services, tax accounting services and will furnish financial reports. In this capacity, SEI will not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser will pay SEI a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. SEI will also be entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

TRANSFER AGENT

The Bank of New York Mellon (“BNYM”) provides transfer agency and dividend disbursing services for the Funds. As part of these services, BNYM maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes the Funds’ securities and cash distributions to shareholders.

CUSTODIAN

BNYM is the custodian for the Funds. BNYM is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. BYNM does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, PA 19103], serves as the Funds’ independent registered public accounting firm. E&Y is responsible for auditing the annual financial statements of the Funds.

Prior to June 30, 2023, Ernst & Young LLP (“E&Y”), located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219, served as the Funds’ independent registered public accounting firm. The fees billed by E&Y for professional audit services for the two most recent fiscal years ended June 30 2021 and 2022, as well as fees billed for other services rendered by E&Y to the Funds, were as follows:

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the Trust’s annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years are $72,000 for 2021 and $102,000 for 2022.

(b) Audit-Related Fees. E&Y billed no fees in either of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice, and tax planning are $15,500 for 2021 and $26,000 for 2022.

(d) All Other Fees. E&Y billed no fees in either of the last two fiscal years for products and services provided by E&Y, other than the services reported in paragraphs (a) and (c) of this Item.

Because of the unitary fee structure of the Funds, the E&Y fees described above were borne by Impact Shares Corp and not the Funds.

In accordance with the Trust’s Audit Committee Charter, the Audit Committee is responsible for pre-approving any engagement of E&Y to provide audit and non-audit services to the Trust. The Audit Committee is also responsible for pre-approving non-audit services provided by E&Y to the investment adviser or any affiliate of the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. All of the services described in the table above were pre-approved by the Trust’s Audit Committee.

The Audit Committee will periodically consider whether E&Y’s receipt of non-audit fees, if any, from the investment adviser, and all entities controlling, controlled by, or under common control with the investment adviser that provide services to the Funds, is compatible with maintaining the independence of E&Y.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this proxy statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the proxy statement, please call [xxx.xxx.xxxx]. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call [xxx.xxx.xxxx] or write to [ ].

Annual Report to Shareholders

A copy of the Funds’ annual report dated June 30, 2022, which covers the period from July 1, 2021 to June 30, 2022, and the Funds’ most recent semi-annual report dated December 1, 2022, which covers the period from July 1, 2022 to December 31, 2022, may be obtained without charge by writing to the Fund(s) at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, calling toll-free 844-GIVE-ETF (448-3383) or visiting www.impactetfs.org.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Trustees,

[insert signature]

Ethan Powell
President

Appendix A

Board Considerations in Approving the Toroso Advisory Agreement and ISC Advisory Amendment

At a meetings held on May 24, 2023, June 5, 2023 and June 12, 2023, the Trustees, including those Trustees who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Trust (such Trustees, the “Independent Trustees”), met to consider, among other things, the Toroso Advisory Agreement between the Trust and Toroso pursuant to which Toroso would be engaged to provide advisory services to the Equity Funds and the ISC Advisory Amendment pursuant to which ISC would serve as a sub-adviser each Fund and adding Toroso as a party. The Toroso Advisory Agreement and the ISC Advisory Amendment (together, the “New Investment Advisory Arrangements”) were approved at a meeting held on June 12, 2023, with respect to the NAACP Fund and the YWCA Fund, subject to shareholder approval, for an initial two-year term.

The Nature, Extent, and Quality of the Services. In considering the New Investment Advisory Arrangements, the Independent Trustees evaluated the nature, extent and quality of the advisory services to be provided to the Funds by Toroso and ISC. They considered the terms of the New Investment Advisory Arrangements and received and considered information provided by management that described, among other matters:

●	the nature and scope of the advisory and sub-advisory services to be provided to each Fund and information regarding the number, experience, qualifications and adequacy of the personnel providing those services,

●	the investment program to be used by Toroso and ISC to manage the Fund,

●	possible fall-out benefits and potential conflicts of interest,

●	anticipated brokerage practices,

●	the compliance functions of the Toroso and ISC, and

●	the financial resources of the Toroso and ISC.

They also took into account information concerning the investment processes to be used by Toroso and ISC in managing the Funds. The Independent Trustees considered, among other matters, that Toroso will provide the Trust with office space and personnel, and, under the unitary-fee structure set forth in the Toroso Advisory Agreement, Toroso is responsible for bearing all of each Fund’s expenses, including the costs of transfer agency, custody, fund administration, legal, audit, and other services provided to each Fund, with certain noted exceptions. They also took into account the compliance and operational functions of Toroso and ISC, as well as the resources being devoted by each to such functions.

The Independent Trustees considered Toroso’s financial resources. The Independent Trustees also noted that ISC had limited personnel and financial resources and considered that Toroso intended to financially support operating shortfalls for both Funds, inclusive of marketing expenses, through at least April of 2024 assuming both moderate asset growth for the Funds and the increase in the unitary management fee under the Toroso Advisory Agreement.

The Independent Trustees concluded, within the context of their overall conclusions regarding the New Investment Advisory Arrangements, that the scope of the services to be provided to the Fund under the New Investment Advisory Arrangements was consistent with each Fund’s operational requirements; that each of Toroso and ISC has the capabilities, resources and personnel necessary to provide the advisory services required by each Fund; and that, overall, the nature, extent and quality of the services to be provided by Toroso and ISC to each Fund were sufficient to warrant approval of the New Investment Advisory Arrangements.

Performance. The Independent Trustees considered that each Fund seeks investment results that, before fees and expenses, track the performance of that Fund’s respective underlying index and each Fund’s performance was within an acceptable level of that Fund’s underlying index. The Independent Trustees also considered that with ISC as adviser, each Fund experienced performance for the three-year period ended March 31, 2023, that was above the median for that Fund’s Morningstar category, with WOMN ranking in the first quartile of its Morningstar category and NAACP ranking in the second quartile of its Morningstar category. The Independent Trustees considered that under the New Investment Advisory Arrangements, ISC, as sub-adviser, would continue to provide the day-to-day portfolio management of each Fund.

The Independent Trustees concluded, within the context of the Independent Trustees’ overall conclusions regarding New Investment Advisory Arrangements, that the performance history for each Fund was not inconsistent with approval of the New Investment Advisory Arrangements.

The Costs of the Services Provided by the Adviser and the Profits Realized by the Adviser. The Independent Trustees considered the cost of services provided and to be provided by Toroso and ISC and the impact of the proposals on the anticipated profitability to Toroso and ISC of their arrangements with the Equity Funds.

The Independent Trustees recognized that Toroso should, in the abstract, be entitled to earn a reasonable level of profit for the services provided and to be provided to each Fund, and that it is difficult to make comparisons of profitability from advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types and sizes of funds it manages, its business mix, numerous assumptions about cost allocations and Toroso’s capital structure and cost of capital.

The Independent Trustees also considered the compensation payable by Toroso to ISC for sub-advisory services with respect to each Fund, including the portion of the contractual fee rate that is to be paid to ISC, as compared to the compensation to be paid to Toroso.

The Independent Trustees also considered that ISC, unlike Toroso, is a 501(c)(3) nonprofit and that ISC expects to utilize any net profits from the Funds to first to repay the outstanding accounts payable, second to pay any of its own operating expenses and finally, if there are sufficient funds available, to make a charitable contribution to its impact partners. The Independent Trustees considered it was unlikely that the fees paid to ISC by a Fund would significantly exceed the ISC’s cost of providing services to that Fund in the near term, and concluded that, even if any such excess were to be analyzed as though it were profit to ISC, the expected “profitability” was not excessive and supported the approval of the New Investment Advisory Arrangements.

Fees and Other Expenses. The Independent Trustees considered the unitary management fee paid by each Fund to Toroso, as well as each Fund’s distribution and service (Rule 12b-1) plan, “other expenses” and total expenses. In doing so, the Independent Trustees reviewed information provided by ISC comparing the unitary management fee of each Fund (current and as proposed under the Toroso Advisory Agreement) to the advisory or unitary fee and expense ratio of those mission aligned comparable ETFs in a universe constructed by Morningstar Direct. Based on this and other information, the Independent Trustees concluded, within the context of their overall conclusions regarding the Investment Advisory Agreements, that the fees and expenses to be charged represented reasonable compensation to Toroso in light of the services provided and to be provided to the Fund.

Possible Fall-Out Benefits. The Independent Trustees considered information regarding the direct and indirect benefits to each of Toroso and ISC from its relationship with the Funds, including reputational and other “fall out” benefits. The Independent Trustees considered the receipt of these benefits in light of Toroso’s and ISC’s estimated profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale. The Independent Trustees considered the extent to which Toroso and ISC may realize economies of scale or other efficiencies in managing and supporting the Fund. The Independent Trustees considered that the Fund did not have any breakpoints in its fee arrangement with Toroso or Toroso’s fee arrangement with ISC. The Independent Trustees concluded that each Fund’s overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and Toroso of any economies of scale or other efficiencies in the management of the Fund.

Based on the factors described above, the Independent Trustees concluded that the approval of the New Investment Advisory Arrangements was in the best interests of the Fund and should be approved.

Appendix B

FORM OF

TOROSO INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made as of [Month/Day], [Year], by and between Impact Shares Trust I, a Delaware statutory trust (the “Trust”), on behalf of each series of the Trust listed on Schedule A attached hereto, as may be amended from time to time (each, a “Fund” and collectively, the “Funds”), and Toroso Investments, LLC, a Delaware limited liability company (the “Adviser”).

BACKGROUND

A.	The Trust has been organized and operates as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and engages in the business of investing and reinvesting Fund assets in securities and other investments. Each Fund is a series of the Trust having separate assets and liabilities.

B.	The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment advisory services.

C.	The Trust has selected the Adviser to serve as the investment adviser for each Fund listed on Schedule A.

TERMS

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.	Advisory Services.

1.1.	The Trust, on behalf of each Fund, hereby appoints the Adviser to manage the investment and reinvestment of such Fund’s assets, subject to the supervision and oversight of the Trust’s Board of Trustees (the “Board”) and the officers of the Trust, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such appointment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided.

1.2.	The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or a Fund in any way, or in any way be deemed an agent of the Trust or a Fund. The Adviser shall determine, from time to time, what securities (and other financial instruments) shall be purchased for each Fund, what securities (and other financial instruments) shall be held, exchanged or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and each Fund’s prospectus and statement of additional information each, as may be amended from time to time, as set forth in the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “SEC”), and to the investment objectives, policies and restrictions of each Fund, as shall be from time to time in effect, and such other limitations, policies and procedures as the Board may reasonably impose from time to time and provide in writing to the Adviser (the “Investment Policies”). To carry out such obligations, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

1.3.	No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of the Trust and each Fund. The Adviser acknowledges that the Board retains ultimate authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of Fund shareholders.

2.             Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to engage, terminate and replace one or more sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser (each, a “Sub-Adviser”), for each Fund referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of the Sub-Adviser(s), and the retention of a Sub-Adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such Sub-Adviser shall be registered and in good standing with the SEC and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Board and, except as otherwise permitted by the 1940 Act or by rule, regulation or Order of the SEC, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate each Sub-Adviser for its services to each applicable Fund.

3.             Representations of the Adviser.

3.1.	The Adviser shall use its best judgment and efforts in rendering the advice and services to each Fund as contemplated by this Agreement.

3.2.	The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

3.3.	The Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards with a goal of safeguarding each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Adviser shall promptly notify the Trust upon the Adviser’s discovery of any material violations or breaches of such policies and procedures.

3.4.	None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Trust upon its discovery of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

3.5.	The Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association.

4.            Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, and any exemptive relief therefrom, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund(s), and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser, and with any requirements applicable to the Fund of any national securities exchange on which the Fund’s shares are listed. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

5.            Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for each Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s).

6.	Brokerage.

6.1.	The Adviser shall arrange for the placing and execution of Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to seeking the best price and execution reasonably available, the Adviser is authorized to place orders for the purchase and sale of portfolio securities for a Fund with such broker-dealers as it may select from time to time. Subject to Section 6.2 below, the Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to such Fund, to the Adviser, or to any other client for which the Adviser provides investment advisory services. The Adviser also agrees that it will cooperate with the Trust to allocate brokerage transactions to brokers or dealers who provide benefits directly to a particular Fund; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act.

6.2.	Notwithstanding the provisions of Section 6.1 above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust and consistent with Section 28(e) of the 1934 Act, the Adviser is authorized to cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to such Fund and to other funds or clients for which the Adviser exercises investment discretion.

6.3.	The Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, any Sub-Adviser or a Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules or guidance promulgated by the SEC. Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.

6.4.	The Adviser is authorized to aggregate or “bunch” purchase or sale orders for a Fund with orders for various other clients when it believes that such action is in the best interests of such Fund and all other such clients. In such an event, allocation of the securities purchased or sold will be made by the Adviser in accordance with the Adviser’s written policy.

7.            Records/Reports.

7.1.	Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust, including the Trust’s chief compliance officer (the “Chief Compliance Officer”), or the Board the information required to be supplied under this Agreement.

7.2.	The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Trust) relating to its responsibilities provided hereunder with respect to the Fund(s) and other such records as may be required by law including, but not limited to, Rule 31a-4 of the 1940 Act, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act, or other applicable provisions of the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Board and the Chief Compliance Officer at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

7.3.	Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall furnish the Trust and the Board from time to time with whatever information the Adviser, or the Board believes is appropriate for this purpose. The Adviser agrees to provide such valuation reports and pricing information, of which the Adviser is aware, that the Board shall require in connection with the Board’s responsibilities under Rule 2a-5, to the Trust, the Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures.

7.4.	Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to each Fund as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

7.5.	Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

7.6.	Notification of Breach/Compliance Reports. The Adviser shall promptly notify the Trust of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of a Fund’s or the Adviser’s policies, guidelines or procedures. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls and procedures adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

7.7.	Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Fund(s) required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Fund(s) in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.

7.8.	Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust, the Chief Compliance Officer or their designated agents to perform such compliance testing on each Fund and the Adviser’s services as the Trust or its Chief Compliance Officer may determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

8.            Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

9.            Members and Employees. Members and employees of the Adviser may be trustees, officers or employees of the Trust.

10.          Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

11.          Unitary Fee. During the term of this Agreement, the Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay all expenses incurred by the Trust and each Fund (except for advisory fees payable to the Adviser under this Agreement) pursuant to this Agreement, excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

12.	Compensation.

12.1.	As compensation for the services to be rendered to the Fund(s) by the Adviser under the provisions of this Agreement, the Trust, on behalf of each Fund, shall pay to the Adviser from a Fund’s assets an annual advisory fee equal to the amount of the daily average net assets of such Fund shown on Schedule A attached hereto, payable on a monthly basis.

12.2.	The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 30 days after the date of termination.

12.3.	The Adviser shall look exclusively to the assets of each Fund for payment of that Fund’s advisory fee.

12.4.	The Adviser may voluntarily or contractually waive the Adviser’s own advisory fee.

13.          Non-Exclusivity. The services to be rendered by the Adviser to the Trust on behalf of a Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual. Likewise, the Trust may from time to time employ other individuals or entities to furnish other separate series of the Trust with the services provided for herein.

14.          Liability and Standard of Care.

14.1.	The Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived.

14.2.	The Adviser shall indemnify the Trust, each Fund and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished to the Trust by the Adviser for use in the Registration Statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Adviser Disabling Conduct”).

14.3.	The Trust shall indemnify and hold harmless the Adviser and its members, trustees, officers and employees of the other party (any such person, an “Adviser Indemnified Party”) against any Losses arising out of any Proceedings in so far as such Loss or actions with respect thereto, arise out of, or is based upon the Trust’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Adviser Indemnified Party against any portion of liability that is attributable to Adviser Disabling Conduct.

14.4.	Notwithstanding anything to the contrary contained herein, the Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Trust, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund or any Fund shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Registration Statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Trust by the Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Adviser by a duly authorized officer of the Trust who is not an affiliated person of the Adviser or any affiliated person of the Adviser; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; provided, however, that the limitations on the Adviser’s liability and indemnification obligations described in (i) through (ii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Adviser Disabling Conduct.

14.5.	The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

14.6.	For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.

15.          Term/Approval/Amendments.

15.1.	This Agreement shall become effective with respect to a Fund as of the date of commencement of operations of the Fund if approved by (i) the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of such party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom); and (ii) the vote of a majority of the outstanding voting securities of a Fund (to the extent required under the 1940 Act). It shall continue in effect with respect to the Fund for an initial period of two years thereafter, and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved as required by the 1940 Act (currently, at least annually by the Board or by vote of a majority of the outstanding voting securities of a Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom).

15.2.	No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act (currently, by the vote of a majority of the outstanding voting securities of a Fund unless such shareholder approval would not be required under applicable interpretations by the staff of the SEC, and by the vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom). The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom, of a majority of the Independent Trustees.

15.3.	In connection with such renewal or amendment, the Adviser shall furnish such information as may be reasonably necessary for the Board to evaluate the terms of this Agreement and any amendment thereto.

15.4.	Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Adviser of the Trust’s intention to do so, pursuant to action by the Board or pursuant to a vote of a majority of the outstanding voting securities of a Fund. The Adviser may terminate this Agreement at any time, without the payment of penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust, on behalf of each Fund, to pay to the Adviser the fee provided in Section 12.

15.5.	This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection. If the Adviser enters into a definitive agreement that would result in an assignment (as defined in Section 2(a)(4) of the 1940 Act) of this Agreement by the Adviser, the Adviser agrees to give the Trust the lesser of sixty days’ written notice and such notice as is reasonably practicable before consummating the transaction.

16.	Use of the Adviser’s Name.

16.1.	The parties agree that the name of the Adviser, any Sub-Adviser, the names of any affiliates of the Adviser or a Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Adviser, the Sub-Adviser, or their respective affiliates, as applicable. The Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

16.2.	Upon termination of this Agreement, the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names identified in section 16.1 above. If the Trust makes any unauthorized use of the Adviser’s or any Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Adviser and/or Sub-Adviser(s) shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.          Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.          Anti-Money Laundering Compliance. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, to the extent the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.          Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

20.          Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

21.          Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

22.          Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Where the effect of a requirement of the 1940 Act reflected in or contemplated by any provisions of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

23.          Limited Recourse. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

24.          Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

25.          Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

26.          Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

27.          No Third Party Beneficiaries. This Agreement is not intended and shall not convey any rights, privileges, claims or remedies to any person other than a party to this Agreement and its respective successors and permitted assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers on the day and year first written above.

IMPACT SHARES TRUST I

On behalf of each series listed on Schedule A attached hereto

By:
Name:
Title:

TOROSO INVESTMENTS, LLC

By:
Name:	Daniel H. Carlson
Title:	Chief Financial Officer

Schedule A

to the

Investment Advisory Agreement

by and between

Impact Shares Trust I

and

Toroso Investments, LLC

Fund Name	Advisory Fee
Impact Shares YWCA Women’s Empowerment ETF	0.75%
Impact Shares NAACP Minority Empowerment ETF	0.75%

Appendix C

FIRST AMENDMENT TO

AMENDED AND RESTATED INVESTMENTADVISORY AGREEMENT

This first amendment to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2021 by and between Impact Shares Corp, a Texas nonprofit corporation (“Impact Shares” or the “Sub-Adviser”), and Impact Shares Trust I, a Delaware statutory trust (the “Trust”), on behalf of its series listed on Schedule A attached hereto and made a part hereof, as such Schedule A may be amended from time to time (each, a “Fund” and collectively, the “Funds”) is made this __ day of ______________, 2023.

WHEREAS, the Board of Trustees of the Trust has approved an investment advisory agreement with Toroso Investments, LLC, a Delaware limited liability company (“Toroso” or the “Adviser”) under which Toroso will, subject to shareholder approval of such agreement in accordance with the Investment Company Act of 1940, as amended, (the “1940 Act”) serve as investment adviser to the Funds; and

WHEREAS, Toroso desires to retain Impact Shares to act as sub-adviser to the Funds, and the Board of Trustees of the Trust has approved, subject to shareholder approval in accordance with the 1940 Act, this first amendment to the Agreement to make Toroso a party thereto and to have the terms set forth below.

NOW, THEREFORE, the undersigned parties hereby agree to amend the Agreement to replace the terms thereof and to read as follows:

A.              Toroso is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment advisory services.

B.              Toroso has entered into an Investment Advisory Agreement dated _____________, 20__ (the “Primary Investment Advisory Agreement”) with the Trust, an open-end management investment company registered under the 1940 Act, on behalf of each Fund.

C.              Impact Shares is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services.

D.              The Primary Investment Advisory Agreement contemplates that Toroso may appoint one or more sub-advisers to perform some or all of the services for which the Toroso is responsible.

E.               Subject to the terms of this Agreement, Impact Shares is willing to furnish such services to Toroso and each Fund.

TERMS

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.                Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund, subject to the supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.                Sub-Advisory Services. The Sub-Adviser shall have full discretionary authority for portfolio investment decisions for a Fund (or each portion of a Fund’s assets allocated to the Sub-Adviser by the Adviser), including determining, from time to time, what securities (and other financial instruments) shall be purchased for the Fund, what securities (and other financial instruments) shall be held, exchanged or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and each Fund’s prospectus and statement of additional information as set forth in the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “SEC”), and to the investment objectives, policies and restrictions of each Fund, as shall be from time to time in effect, and such other limitations, policies and procedures as the Board or the Adviser may reasonably impose from time to time and provide in writing to the Sub-Adviser (the “Investment Policies”). No reference in this Agreement to the Sub-Adviser having full discretionary authority over each Fund’s portfolio investment decisions shall in any way limit the right of the Board or the Adviser to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of the Trust and each Fund.

The scope of the Sub-Adviser’s authority for trading portfolio securities (and other financial instruments) for a Fund, including selecting broker-dealers to execute purchase and sale transactions (“trading authority”), shall initially be as set forth on Schedule A hereto (which may differ by Fund). The Adviser may revise the scope of the Sub-Adviser’s trading authority upon the provision of at least 30 days’ written notice to the Sub-Adviser. Absent the Sub-Adviser’s provision of written notice declining such change, such a change shall be effective as of the later of the end of such 30-day period or the date set forth in such notice.

If Schedule A indicates “partially discretionary” trading authority, initially, the Adviser shall retain discretionary trading authority for a mutually agreed subset of the Fund’s portfolio investments (the “Subset”), and the Sub-Adviser shall be responsible for providing non-discretionary trading recommendations to the Adviser with respect to the Subset (in accordance with the applicable terms of the “non-discretionary” trading authority paragraph below). In addition, the Sub-Adviser shall have full discretionary trading authority for the remaining portion of the Fund’s portfolio (in accordance with the applicable terms of the “discretionary” trading authority paragraph below).

If Schedule A indicates “fully discretionary” trading authority, initially, the Sub-Adviser shall exercise full trading authority for a Fund with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

If Schedule A indicates “non-discretionary” trading authority, initially, the Sub-Adviser shall be responsible for promptly informing the Adviser (or another investment sub-advisory firm designated by the Adviser (herein, a “Trading Adviser”)) of portfolio investment decisions for a Fund in writing pursuant to mutually agreed notification protocols. In turn, the parties understand and acknowledge that the Adviser or the Trading Adviser, as the case may be, will fully rely on such notifications to effect the security (and other financial instrument) trading execution for each Fund’s portfolio investments. Additionally, the Adviser and the Trading Adviser, as the case may be, has full discretionary authority to select broker-dealers to effect the trading execution for a Fund’s portfolio investments. In the event the Adviser or the Trading Adviser desire clarification on a particular Sub-Adviser notification, the Adviser or the Trading Adviser, as the case may be, will seek guidance from the Sub-Adviser prior to executing any transaction in question.

In any case (e.g., non-discretionary, partial discretion, or full discretion), the Adviser may retain such discretionary authority as it deems appropriate for effecting in-kind and other transactions of Fund portfolio investments vis-à-vis “creation units.”

Regardless of the scope of the Sub-Adviser’s trading authority, the Sub-Adviser acknowledges that the Board retains ultimate authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of Fund shareholders.

3.            Representations of the Sub-Adviser.

3.1.	The Sub-Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

3.2.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and has provided its current Form ADV, including the firm brochure and applicable brochure supplements to the Adviser.

3.3.	The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Adviser and the Trust (i) of any material changes in its insurance policies or insurance coverage or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall upon reasonable request provide the Adviser and the Trust with any information they may reasonably require concerning the amount of or scope of such insurance.

3.4.	None of the Sub-Adviser, its affiliates, or any officer, director or employee of the Sub-Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Sub-Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Sub-Adviser will promptly notify the Adviser and the Trust upon the Sub-Adviser’s discovery of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

3.5.	The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Sub-Adviser shall provide the Adviser and the Trust with access to the records relating to such policies and procedures as they relate to the Funds. The Sub-Adviser will also provide, at the reasonable request of the Adviser or the Trust, periodic certifications, in a form reasonably acceptable to the Adviser or the Trust, attesting to such written policies and procedures.

3.6.	The Sub-Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as the Sub-Adviser reasonably believes are necessary to protect each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violations or breaches of such policies and procedures.

3.7.	To the extent the Sub-Adviser is exercising “discretionary" trading authority, if any, the Sub-Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Sub-Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association (the “NFA”). To the extent the Sub-Adviser has “non-discretionary” trading authority, the Sub-Adviser will not recommend that a Fund engage in any futures transactions, options on futures transactions or transactions in other commodity interests prior to both the Sub-Adviser and the Adviser (or the Trading Adviser, as the case may be) becoming registered or filing a notice of exemption on behalf of the Fund with the NFA.

3.8.	The Sub-Adviser agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program.

4.            Representations of the Adviser.

4.1.	The Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

4.2.	The Adviser is registered as an investment adviser under the Advisers Act. None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Sub-Adviser upon the Adviser’s discovery of an occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended, the Commodity Exchange Act and the rules and regulations thereunder, as applicable, as well all other applicable federal and state laws, rules, regulations and case law that relate to the Adviser’s services described hereunder and the to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing.

4.3.	The Adviser has the authority under the Primary Investment Advisory Agreement to appoint the Sub-Adviser.

4.4.	The Adviser further represents and warrants that it has received a copy of the Sub-Adviser’s current Form ADV.

4.5.	The Adviser has provided the Sub-Adviser with each Fund’s most current prospectus and statement of additional information contained in the Trust’s registration statement and the Investment Policies, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents.

4.6.	The Adviser or its delegate will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in, the Fund.

4.7.	The Adviser or its delegate will timely provide the Sub-Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

5.            Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting each Fund’s portfolio investments and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board or the Adviser shall limit the Sub-Adviser’s full responsibility for any of the foregoing.

6.            Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s portfolio investments to the Adviser with the authority to delegate such responsibility to sub-advisers.

To carry out such proxy voting obligations, the Sub-Adviser shall initially have the proxy voting authority, if any, as set forth on Schedule A hereto (which may differ by Fund). The Adviser may revise the scope of the Sub-Adviser’s proxy voting authority upon the provision of at least 30 days’ written notice to the Sub-Adviser. Absent the Sub-Adviser’s provision of written notice to the Adviser declining such change, such a change shall be effective as of the later of the end of such 30-day period or the date set forth in such notice.

If Schedule A indicates “full” proxy voting authority, initially, the Adviser hereby delegates such proxy voting authority for a Fund to the Sub-Adviser, subject to the approval of such Fund’s Board. So long as proxy voting authority for a Fund has been delegated to the Sub-Adviser, the Sub-Adviser shall exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Sub-Adviser shall provide periodic reports and keep records relating to proxy voting as the Board or the Adviser may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting authority to the Sub-Adviser may be revoked or modified by the Adviser or the Board at any time.

If Schedule A indicates “advisory” proxy voting authority, initially, the Sub-Adviser shall provide the Adviser, via a mutually agreed upon methodology, the Sub-Adviser’s recommendations with respect to how to vote proxies with respect to all or a sub-set of a Fund’s proxies. Notwithstanding such recommendations, the Adviser shall retain full proxy voting authority to decide how to vote all such proxies.

If Schedule A indicates “none” with respect to proxy voting authority, the Sub-Adviser shall have no proxy voting authority or responsibilities with respect to a Fund’s proxy voting obligations.

7.            Brokerage. As described above in Section 2, the Adviser may delegate full trading authority to the Sub-Adviser, delegate shared (or partial) trading authority to the Sub-Adviser, or the Adviser may retain full trading authority (and, in that case, delegate no such authority to the Sub-Adviser). If Schedule A indicates “fully discretionary” trading authority, initially, the Sub-Adviser shall have the trading authority set forth below in this Section 7 (Brokerage) for a Fund’s entire portfolio. If Schedule A indicates “partially discretionary” trading authority, initially, the Sub-Adviser shall have no trading authority with respect to the Subset, but shall have the authority set forth below in this Section 7 (Brokerage) for the remaining portion of a Fund’s portfolio. Finally, if Schedule A indicates “non-discretionary” trading authority, initially, the Sub-Adviser will have no trading authority or responsibilities under this Agreement (for a Fund), nor any authority to place or execute securities transactions on behalf of such Fund.

7.1.	The Sub-Adviser shall arrange for the placing and execution Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to seeking the best price and execution reasonably available, the Sub-Adviser is authorized to place orders for the purchase and sale of portfolio securities for a Fund with such broker-dealers as it may select from time to time. Subject to Section 7.2 below, the Sub-Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to such Fund, to the Sub-Adviser, or to any other client for which the Sub-Adviser provides investment advisory services. The Sub-Adviser also agrees that it will cooperate with the Trust and the Adviser to allocate brokerage transactions to brokers or dealers who provide benefits directly to a particular Fund; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act.

7.2.	Notwithstanding the provisions of Section 7.1 above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust or the direction of the Adviser and consistent with Section 28(e) of the 1934 Act, the Sub-Adviser is authorized to cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and to other funds or clients for which the Sub-Adviser exercises investment discretion.

7.3.	The Sub-Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, the Sub-Adviser, or a Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules or guidance promulgated by the SEC. Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.

7.4.	The Sub-Adviser is authorized to aggregate or “bunch” purchase or sale orders for a Fund with orders for various other clients when it believes that such action is in the best interests of such Fund and all other such clients. In such an event, allocation of the securities purchased or sold will be made by the Sub-Adviser in accordance with the Sub-Adviser’s written policy.

8.	Records/Reports.

8.1.	Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Board or the Trust’s chief compliance officer (the “Chief Compliance Officer”) the information required to be supplied under this Agreement.

8.2.	The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Adviser, the Board and the Chief Compliance Officer at any time upon request, shall be delivered to the Adviser upon the termination of this Agreement and shall be available without delay during any day the Adviser is open for business.

8.3.	Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Adviser and the Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Trust, the Board, the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

8.4.	Cooperation with Agents of the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

8.5.	Information and Reporting. The Sub-Adviser shall provide the Adviser and the Trust, and its respective officers, with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Board or the Adviser may from time to time reasonably request.

8.6.	Notification of Breach/Compliance Reports. The Sub-Adviser shall notify the Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Sub-Adviser’s policies, guidelines or procedures. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser or the Board may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Adviser in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the Adviser (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

8.7.	Board and Filings Information. The Sub-Adviser will also provide the Adviser and the Board with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.

8.8.	Transaction Information. The Sub-Adviser shall furnish to the Adviser, the Board or a designee such information concerning portfolio transactions as may be necessary to enable the Adviser, the Board or a designated agent to perform such compliance testing on the Funds and the Sub-Adviser’s services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, the Board or a designated agent in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

9.            Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and Trust. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

10.          Members and Employees. Members and employees of the Sub-Adviser may be trustees, officers or employees of the Trust.

11.          Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

12.	Compensation.

12.1.	Sub-Advisory Fee. During the term of this Agreement, the Sub-Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay to the Sub-Adviser or its designated paying agent, an annual sub-advisory fee equal to the amount of the daily average net assets of each Fund shown on Schedule A attached hereto, payable on a monthly basis.

12.2.	The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the sub-advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 30 days after the date of termination.

12.3.	The Sub-Adviser shall look exclusively to the Adviser for payment of the sub-advisory fee.

13.          Non-Exclusivity. The services to be rendered by the Sub-Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Sub-Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual.

14.          Liability and Standard of Care.

14.1.	The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Sub-Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Sub-Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived. In addition, to the extent the Sub-Adviser is acting under this Agreement with “non-discretionary” trading authority or “partially discretionary” trading authority, the Sub-Adviser will be liable for Losses (defined below) caused by the Sub-Adviser’s provision of a securities (or other financial instrument) purchase or sale recommendation to the Adviser or the Trading Adviser, but for which the Sub-Adviser failed to: (i) correctly identify one or more securities and/or financial instruments for purchase, sale, shorting, or closing out a short (e.g., wrong CUSIP number); (ii) provide the correct amount or percentage of the Fund’s investment portfolio for a particular security or financial instrument; (iii) accurately identify the type of transaction (e.g., buy, rather than short); or (iv) provide a particular recommendation to the Adviser in a timely manner (collectively, “Update Failures”).

14.2.	The Sub-Adviser shall indemnify the Trust, each Fund, the Adviser and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in the Registration Statement, proxy materials or reports filed with the SEC; (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under this Agreement (collectively, “Sub-Adviser Disabling Conduct”); or (iii) Update Failures.

14.3.	Notwithstanding anything to the contrary contained herein, the Sub-Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund, Trust or their shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; or (iii) acts of the Sub-Adviser which result from or are based upon acts or omissions of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser, which records are not also maintained by the Sub-Adviser; provided, however, that the limitations on the Sub-Adviser’s liability and indemnification obligations described in (i) through (iii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Sub-Adviser Disabling Conduct.

14.4.	The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

14.5.	For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.

14.6.	The Adviser shall indemnify the Sub-Adviser and each of its respective affiliates, agents, control persons, directors, officers, employees and shareholders (the “Sub-Adviser Indemnified Parties”) against, and hold them harmless from, any Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished by or on behalf of the Adviser in writing for use in the Registration Statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Adviser Disabling Conduct”).

14.7.	Notwithstanding anything to the contrary contained herein, the Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, any Sub-Adviser Indemnified Parties for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by or on behalf of the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon acts or omissions of the Sub-Adviser which result from or are based upon acts or omissions of the Sub-Adviser, including, but not limited to, a failure of the Sub-Adviser to provide accurate and current information with respect to any records maintained by Sub-Adviser; provided, however, that the limitations on the Adviser’s liability and indemnification obligations described in this Section 14.7 shall not apply with respect to, and to the extent, any portion of liability that is attributable to Adviser Disabling Conduct.

14.8.	The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

15.	Term/Approval/Amendments.

15.1.	This Agreement shall become effective with respect to a Fund as of a mutually agreed upon date following approval: (i) by a vote of the Board, including a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), and (ii) by vote of a majority of the Fund’s outstanding securities (to the extent required under the 1940 Act). This Agreement shall continue in effect with respect to a Fund for an initial period of two years thereafter, and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board provided that in such event such renewal and continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom).

15.2.	No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act. The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), of a majority of the Independent Trustees.

15.3.	In connection with such renewal or amendment, the Sub-Adviser shall furnish such information as may be reasonably necessary by the Adviser or the Board to evaluate the terms of this Agreement and any amendment thereto.

15.4.	This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event the Primary Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. This Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection. If the Sub-Adviser enters into a definitive agreement that would result in an assignment (as defined in Section 2(a)(4) of the 1940 Act) of this Agreement by the Sub-Adviser, the Sub-Adviser agrees to give the Trust and the Adviser the lesser of sixty days’ written notice and such notice as is reasonably practicable before consummating the transaction.

16.	Use of the Sub-Adviser’s Name.

16.1.	The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

16.2.	Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.	Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Sub-Adviser agrees on behalf of itself and its directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Adviser and the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Adviser or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Adviser or the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.	Anti-Money Laundering Compliance. The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Adviser, now and in the future. The Sub-Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.         Notices. Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by facsimile transmission to the other party’s address set forth below, or such other address(es) as may be specified in writing by one party to the other party.

Notices to Adviser shall be sent to:

Toroso Investments, LLC

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

Attn: Chief Executive Officer

Notices to Sub-Adviser shall be sent to:

Impact Shares Corp

5950 Berkshire Lane

Suite 1420

Dallas, Texas 75225

Attn: President

Notices to the Trust shall be sent to

Impact Shares Trust I

C/O Impact Shares Corp

5950 Berkshire Lane

Suite 1420

Dallas, Texas 75225

Attn: President

20.          Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

21.          Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities;” “interested persons;” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

22.          Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

23.          Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Where the effect of a requirement of the 1940 Act reflected in or contemplated by any provisions of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.          Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of New York and the Trust, the Adviser and Sub-Adviser consent to the jurisdiction of courts, both state and federal, in New York, with respect to any dispute under this Agreement.

25.          Section Headings. The headings of sections contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

26.          Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers on the day and year first written above.

TOROSO INVESTMENTS, LLC

By:
Name:
Title:

IMPACT SHARES CORP

By:
Name:
Title:

IMPACT SHARES TRUST I

By:
Name:
Title:

Schedule A

Fund Name	Sub-Advisory Fee	Effective Date	Trading Authority	Proxy Voting Authority
Impact Shares NAACP Minority Empowerment ETF	1bps.	[ ]	[ ] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [ ] None
Impact Shares YWCA Women’s Empowerment ETF	1bps.	[ ]	[ ] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [ ] None

Appendix D

IMPACT SHARES TRUST I

Governance Committee Charter

GOVERNANCE COMMITTEE CHARTER

The Board of Trustees (the “Board”) of Impact Shares Trust I (the “Trust”), has adopted this Charter to govern the activities of the Governance & Compliance Committee (the “Committee”) of the Board.

1.	Committee Membership and Qualifications

The Committee shall be composed of all Board members. The Committee shall nominate and the Board shall appoint the chairperson of the Committee.

2.	Duties of the Committee

(a)	The Committee shall oversee and make recommendations to the full Board with respect to governance of the Trust, selection and nomination of members of the Board (“Board Members”)f, compensation of the Board, and related matters. The Committee shall have the following specific responsibilities:

i.	Selection and Nomination of Board Members. From time to time, evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of director skills and characteristics. In doing so, the Committee shall take into account all factors it considers relevant, which may include, without limitation, such criteria as set forth in Section 3 of Appendix A to this Charter.

After a determination by the Committee that the nomination of an additional Board Member should be considered, the Committee shall identify individuals qualified to serve as Board Members of the Trust, who may include persons suggested by shareholders and others, review the background and qualifications of such individuals, and recommend to the Independent Board Members potential candidates for selection and nomination as Board Members in accordance with Appendix A to this Charter.

ii.	Selection and Nomination of Committee Members. The Committee shall nominate persons for appointment as members of each standing committee of the Board, and shall nominate persons for appointment as chairman of each such committee. Members of the Committee and other standing committees shall be appointed by the Board. An individual may be nominated to serve on more than one committee of the Board.

iii.	Board Evaluation. The Committee shall review and evaluate at least annually the performance of the Board and the committees of the Board, the size and composition of the Board and the effectiveness of the Board and its governance practices and procedures in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Such review must include a consideration of the effectiveness of the committee structure of the Board and the number of investment companies on whose boards each Board Member serves. The Committee shall, if it conducts such a review and evaluation, report the findings of its assessment to the Board.

The Committee will consider possible conflicts of interests involving Board Members and shall review the institutional and other affiliations of Board Members for any potential conflict of interest problems, including making recommendations to the Board with respect to the determination of Board Member independence. As necessary, the Committee shall review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of Board Members or raise concerns regarding potential conflicts of interest.

iv.	Board Member Evaluation. Upon initial election as a Board Member, each Board Member will submit an executed letter of resignation to be effective on such date that the Board accepts such Board Member’s resignation. The Committee shall review the suitability for continued service as a Board Member of each Board Member (i) in connection with the expiration of his or her term (if applicable); (ii) when he or she has a change in status, including but not limited to an employment change and/or (iii) when a Committee meeting is called for such purpose. Committee meetings to conduct such reviews shall be held when called in the manner set forth in Section 2 above or at the request of any three Board Members. In connection with any such review, the Committee will determine whether or not to recommend the acceptance of the resignation letter of the particular Board Member under consideration to the full Board. For avoidance of doubt, no Committee member shall be entitled to vote with respect to the evaluation of his or her own service.

The Committee shall not recommend the continued service as a Board Member of a Board Member who is older than 80 years of age at the time the Committee reports its findings to the Board.

v.	Selection of Independent Board Member Counsel. The Committee shall select legal counsel to the Independent Board Members, and shall review and evaluate at least annually the independence of such counsel, considering the factors set forth in Rule 0-1(6) under the 1940 Act and other relevant guidance.

3.	The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. The presence of one-third, but not fewer than two, of the members shall be necessary to constitute a quorum and a vote of the majority of the members present at any meeting in which a quorum is present shall be required in order for the Committee to take action. The Committee may request that non-members attend a meeting of the Committee or meet with any members of, or consultants to, the Committee. Members of the Committee may participate in a meeting of the Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent in lieu of a meeting.

The Independent Committee Members may, in their sole discretion, convene an Executive Session of the Committee. Each Executive Session shall have the resources and authority to carry out the duties and responsibilities of the full Committee.

4.	The Committee shall have the resources and authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall consult, as often as it deems appropriate, with one or both Advisers, counsel to the Funds and counsel to the Independent Board Members as to legal or regulatory developments affecting the Committee members’ responsibilities. The Committee may conduct or authorize investigations into matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other consultants or advisors as it deems necessary or appropriate. The Committee shall have sole authority to retain and terminate any such consultant, including sole authority to approve the consultant’s fees and other retention terms, such fees to be borne by the Funds.

5.	Committee Evaluation. The Committee shall review and evaluate at least annually (i) this Charter; (ii) the size and composition of each committee; (iii) committee chair assignments; and (iv) the effectiveness of each committee, whether there is a need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall report the findings of its assessment to the Board. The Board also shall review and approve this Charter at least annually.

6.	The Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Adopted April 12, 2018

APPENDIX A

GOVERNANCE COMMITTEE POLICY REGARDING SELECTION / RECOMMENDATION OF BOARD MEMBER NOMINEES

1.	Identification of Candidates.

When a vacancy on the Board of a Fund exists or is anticipated, the Committee may make nominations for Board membership. When nominating an individual to fill a vacancy on the Board, the Committee may seek referrals from a variety of sources, including current Board Members, management of the Funds, Funds counsel and counsel to the Independent Board Members, and shareholders of a Fund who submit recommendations in accordance with these procedures. The Committee has not established specific, minimum qualifications that must be met by an individual in order for such person to be considered by the Committee for nomination as an Independent Board Member. The Committee, however, believes that the Board as a whole should reflect diversity, and will generally consider each nominee’s professional experience, education, skills, life experiences and other individual qualities.

2.	Shareholder Candidates.

A candidate for nomination as Board Member submitted by a shareholder of a Fund will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

(a)	A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that beneficially owned, in the aggregate, more than 5% of the Fund’s voting common shares, with each of the shares used to calculate that ownership held for at least one year as of the date the recommendation was made, may submit one candidate to the Committee for consideration at an annual meeting of shareholders.

(b)	The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Board, attention of the Secretary, at the address of the principal executive offices of the Fund.

(c)	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the date of the Fund’s proxy statement released to shareholders in connection with the previous year’s annual meeting. If, however, the Fund did not hold an annual meeting in the previous year, or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the Fund begins to print and mail its proxy materials.

(d)	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of directors of a fund; (E) whether the Nominating Shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Board to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships/trusteeships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Board Member if elected; (iii) the written and signed agreement of the candidate to complete a Board Members’ questionnaire if elected; (iv) the Nominating Shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder.

“Associated Person of the Nominating Shareholder” as used in this paragraph (2) means any person required to be identified pursuant to clause (v) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (v).

(e)	The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph (d) above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

3.	Evaluation of Candidates.

Among the qualifications considered in the selection of candidates, the Committee may look at the following attributes and criteria of candidates: experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the candidate’s ability to qualify as an Independent Board Member and the existence of any other relationships that might give rise to a conflict of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws). Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with such of the candidates as it may determine. Any individuals recommended by shareholders will be evaluated in the same manner as individuals brought to the Board’s attention in some other manner.

Appendix E

Outstanding Shares

The following sets forth the total shares outstanding for each Fund as of June 7, 2023:

Impact Shares YWCA Women's Empowerment ETF: 1,325,001 shares

Impact Shares NAACP Minority Empowerment ETF: 1,425,000 shares

Impact Shares Affordable Housing MBS ETF: 6,450,000 shares

Appendix F

Beneficial Owners of 5% or More of Each Fund

As of June 8, 2023, to ISC’s knowledge there were no beneficial owners of 5% or more of the outstanding shares of NACP.

As of June 8, 2023, to ISC’s knowledge, the following owned 28.0% of the outstanding shares of WOMN.

Steve and Jessica Sarowitz

c/o 1849 Green Bay Road, Suite 280

Highland Park, Illinois 60035

VOTE BY MAIL
1.	Read the proxy statement.

2.	Check the appropriate box(es) on the reverse side of the proxy card.

3.	Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1.	Read the proxy statement and have the proxy card at hand.

2.	Follow the simple instructions.

VOTE BY PHONE

1.	Read the proxy statement and have the proxy card at hand.

2.	Follow the simple instructions.

   Please detach at perforation before mailing.

NAACP MINORITY EMPOWERMENT ETF

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 1, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned hereby appoints each of Ethan K. Powell and Donald J. Guiney, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Central Time, on August 1, 2023 at the offices of Impact Shares Corp, located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where mor than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on August 1, 2023.

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/impact2023

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board of Directors of the Fund. It will be voted as specified.

If no specification is made, this proxy shall be voted FOR the proposal.

   Please detach at perforation before mailing.

If any other matters properly come before the Meeting to be voted on, the proxy holders may, in their discretion, vote upon any other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN

1.	Approve a new Investment Advisory Agreement between the Trust and Toroso Investments, LLC (“Toroso”), on behalf of the NAACP Fund;	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Approve an Amendment to the Amended and Restated Investment Advisory Agreement between the Trust and Impact Shares Corp. (“ISC”), on behalf of the NAACP Fund;	☐	☐	☐

3.	Elect four new members to the Board of Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
		☐	☐	☐

1)	Mr. Guillermo Trias

2)	Ms. Monica Byrd	*To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee(s) number on the line below.
3)	Ms. Pamela Cytron

4)	Mr. Lawrence Jules

4.	To transact such other business, if any, as may properly come before the Meeting.

YOUR SIGNATURE ON THIS VOTING /VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE
OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE

VOTE BY MAIL
1.	Read the proxy statement.

2.	Check the appropriate box(es) on the reverse side of the proxy card.

3.	Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1.	Read the proxy statement and have the proxy card at hand.

2.	Follow the simple instructions.

VOTE BY PHONE

1.	Read the proxy statement and have the proxy card at hand.

2.	Follow the simple instructions.

   Please detach at perforation before mailing.

OWNS AFFORDABLE HOUSING MBS ETF

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 1, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned hereby appoints each of Ethan K. Powell and Donald J. Guiney, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Central Time, on August 1, 2023 at the offices of Impact Shares Corp located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where mor than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on August 1, 2023.

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/impact2023

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board of Directors of the Fund. It will be voted as specified.

If no specification is made, this proxy shall be voted FOR the proposal.

   Please detach at perforation before mailing.

If any other matters properly come before the Meeting to be voted on, the proxy holders may, in their discretion, vote upon any other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1.	Elect four new members to the Board of Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

	1) Mr. Guillermo Trias	☐	☐	☐
2) Ms. Monica Byrd
3) Ms. Pamela Cytron
4) Mr. Lawrence Jules

*To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee(s) number on the line below.

2.	To transact such other business, if any, as may properly come before the Meeting.

YOUR SIGNATURE ON THIS VOTING /VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE
OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE

VOTE BY MAIL
1.	Read the proxy statement.

2.	Check the appropriate box(es) on the reverse side of the proxy card.

3.	Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1.	Read the proxy statement and have the proxy card at hand.

2.	Follow the simple instructions.

VOTE BY PHONE

1.	Read the proxy statement and have the proxy card at hand.

2.	Follow the simple instructions.

   Please detach at perforation before mailing.

YWCA WOMEN’S EMPOWERMENT ETF

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 1, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned hereby appoints each of Ethan K. Powell and Donald J. Guiney, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Central Time, on August 1, 2023 at the offices of Impact Shares Corp, located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where mor than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on August 1, 2023.

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/impact2023

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board of Directors of the Fund. It will be voted as specified.

If no specification is made, this proxy shall be voted FOR the proposal.

   Please detach at perforation before mailing.

If any other matters properly come before the Meeting to be voted on, the proxy holders may, in their discretion, vote upon any other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN

1.	Approve a new Investment Advisory Agreement between the Trust and Toroso Investments, LLC (“Toroso”), on behalf of the YWCA Fund;	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Approve an Amendment to the Amended and Restated Investment Advisory Agreement between the Trust and Impact Shares Corp. (“ISC”), on behalf of the YWCA Fund;	☐	☐	☐

3.	Elect four new members to the Board of Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
		☐	☐	☐

1)	Mr. Guillermo Trias

2)	Ms. Monica Byrd	*To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee(s) number on the line below.
3)	Ms. Pamela Cytron

4)	Mr. Lawrence Jules

4.	To transact such other business, if any, as may properly come before the Meeting.

YOUR SIGNATURE ON THIS VOTING /VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE
OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE